This Instrument Prepared by
and When Recorded Return to:

Willkie Farr & Gallagher
153 East 53rd Street
New York, New York  10022
Attention:  Eugene A. Pinover, Esq.


                                   FORM OF
                      AMENDED AND RESTATED MASTER MORTGAGE,
                               DEED TO SECURE DEBT
                                       and
                                  DEED OF TRUST
                                      with
                   UNIFORM COMMERCIAL CODE SECURITY AGREEMENT,
                                    and with
                     ASSIGNMENT OF LEASES, RENTS AND PROFITS
                                      among
                              AMERICOLD CORPORATION
                           _______________, as Trustee
                     with respect to the Tennessee Premises
                           _______________, as Trustee
                  with respect to the North Carolina Premises,
                           _______________, as Trustee
                    with respect to the California Premises,
                           _______________, as Trustee
                     with respect to the Virginia Premises,
                           _______________, as Trustee
                     with respect to the Missouri Premises,
                                       and
                         GOLDMAN SACHS MORTGAGE COMPANY



COLLATERAL IS OR INCLUDES FIXTURES.

THE MAXIMUM PRINCIPAL INDEBTEDNESS FOR TENNESSEE RECORDING TAX PURPOSES IS $_______________.

NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, WITH RESPECT TO THE NEW YORK PREMISES, THE MAXIMUM AMOUNT OF INDEBTEDNESS SECURED BY THIS INSTRUMENT AT EXECUTION OR WHICH UNDER ANY CONTINGENCY MAY BECOME SECURED HEREBY AT ANY TIME HEREAFTER IS THE PRINCIPAL SUM OF $__________ PLUS INTEREST THEREON, PLUS AMOUNTS EXPENDED BY THE LENDER AFTER A DECLARATION OF DEFAULT HEREUNDER TO MAINTAIN THE LIEN OF THIS INSTRUMENT OR TO PROTECT THE PROPERTY SECURED BY THIS INSTRUMENT, INCLUDING, WITHOUT LIMITATION, AMOUNTS IN RESPECT OF INSURANCE PREMIUMS, REAL ESTATE TAXES, LITIGATION EXPENSES TO PROSECUTE OR DEFEND THE RIGHTS, REMEDIES AND LIEN OF THIS INSTRUMENT OR TITLE TO THE PROPERTY SECURED HEREBY, AND ANY COSTS, CHARGES OR AMOUNTS TO WHICH THE LENDER BECOMES SUBROGATED UPON PAYMENT, WHETHER UNDER RECOGNIZED PRINCIPLES OF LAW OR EQUITY OR UNDER EXPRESS STATUTORY AUTHORITY, TOGETHER WITH INTEREST ON ALL THE FOREGOING AMOUNTS AT THE DEFAULT RATE (AS DEFINED IN THE CREDIT AGREEMENT).

NOTICE AS TO OKLAHOMA PREMISES: A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT. A POWER OF SALE MAY ALLOW THE LENDER TO TAKE THE OKLAHOMA PREMISES AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE BORROWER.

THIS INSTRUMENT IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS AS A FIXTURE FILING IN ACCORDANCE WITH THE UNIFORM COMMERCIAL CODE, INCLUDING
SECTIONS 9-313 AND 9-402, AS ADOPTED IN ALABAMA, ARKANSAS, NEW YORK, NORTH CAROLINA, OKLAHOMA, TENNESSEE, VIRGINIA, CALIFORNIA AND GEORGIA.

THE NAMES OF THE DEBTOR AND THE SECURED PARTY, THE MAILING ADDRESS OF THE SECURED PARTY FROM WHICH INFORMATION CONCERNING THE SECURITY INTEREST MAY BE OBTAINED, THE MAILING ADDRESS OF THE DEBTOR AND A STATEMENT INDICATING THE TYPES, OR DESCRIBING THE ITEMS, OF COLLATERAL, ARE AS DESCRIBED IN SUBSECTION
3.7.3 HEREOF.

THIS INSTRUMENT SECURES ANY CONTRACTUAL FUTURE ADVANCES THAT MAY BE MADE BY LENDER TO BORROWER OR ANY CONTRACTUAL FUTURE OBLIGATIONS OF BORROWER TO LENDER AT ANY TIME AND FROM TIME TO TIME DURING THE TERM HEREOF, NOT TO EXCEED [ONE
(1)] YEAR IMMEDIATELY FOLLOWING THE DATE HEREOF, IN AN AMOUNT NOT TO EXCEED AT ANY ONE TIME OUTSTANDING $_______________, PLUS INTEREST, COSTS OF COLLECTION (INCLUDING, BUT NOT LIMITED TO REASONABLE ACTUAL ATTORNEY FEES, WHETHER OR NOT LITIGATION IS COMMENCED) AND SUMS ADVANCED TO PROTECT THE SECURITY OF THIS INSTRUMENT AND, WITH RESPECT TO THE MISSOURI PREMISES, THIS INSTRUMENT IS TO BE GOVERNED BY SECTION 443.055 OF THE REVISED STATUTES OF MISSOURI, AS AMENDED.

NOTE: INTEREST OR DISCOUNT MAY BE DEFERRED OR DEFERRED ACCRUED OR CAPITALIZED
      BUT ONLY AT THE OPTION OF THE LENDER.

                  THIS AMENDED AND RESTATED MASTER MORTGAGE, DEED TO SECURE DEBT AND DEED OF TRUST, UNIFORM COMMERCIAL CODE SECURITY AGREEMENT AND ASSIGNMENT OF LEASES, RENTS AND PROFITS made as of the _____ day of October, 1997, by and among AMERICOLD CORPORATION, an Oregon corporation ("Borrower"); and GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership ("Lender"); and _______________, _______________, _______________, _______________ and
_______________, each as trustee with respect to a portion of the Premises.

                          W I T N E S S E T H T H A T:

                  WHEREAS,   this  date  Borrower,   Vornado  Crescent  Portland
Partnership and Lender have entered into a certain Credit Agreement regarding certain obligations of Borrower owed to Lender;

                  WHEREAS, to secure the repayment of such money and the performance of certain obligations, Borrower desires to convey, grant and assign liens, security titles, security interests and collateral assignments in certain property;

                  WHEREAS, Lender is the owner and holder by assignment of the mortgage(s) listed on Schedule 1 attached hereto (hereinafter collectively the "Original Mortgage"), which Original Mortgage encumbers, among other things, all of the Borrower's right, title and interest in the Premises (as defined below), and Borrower is the obligor under the Original Mortgage;

                  WHEREAS, the aggregate principal amount secured by the Original Mortgage is ________________ AND 00/100 DOLLARS ($___,000,000.00) and
as of the date of this Instrument, the aggregate principal amount outstanding under the Original Mortgage is ________________ AND 00/100 DOLLARS ($___,000,000.00); and

                  WHEREAS, Borrower and Lender desire to amend and restate the Original Mortgage on the terms and conditions set forth herein.

                  NOW THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to secure the indebtedness hereinafter described, the parties agree as follows:

                  Borrower hereby ratifies and confirms in all respects the Original Mortgage, and agrees that the aggregate principal amount outstanding under the notes and other instruments secured by the Original Mortgage, as amended and restated hereby, is __________________ AND 00/100 DOLLARS ($___,000,000.00) which principal amount shall bear interest in accordance with the terms of the Credit Agreement.

                  Borrower warrants, represents and agrees that Borrower has no defenses, offsets, claims, counterclaims, abatements or deductions relating to the Original Mortgage or any amounts due thereunder.

                  The Original Mortgage is hereby modified, amended and restated pursuant to the terms of this Instrument to read in its entirety as set forth below:

                                   ARTICLE I.

                                   DEFINITIONS

                  For the purpose of this Instrument, the following defined terms shall have the meanings ascribed thereto in this Article I:

                  "Alabama Tracts" shall mean, collectively, the Montgomery Tract, the Andalusia Tract and the Dothan Tract.

                  "Albany Tract" shall mean that certain tract or parcel of land located in Dougherty County, Georgia being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "Albany Tract".

                  "Andalusia Tract" shall mean that certain tract or parcel of land located in Covington County, Alabama being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "Andalusia Tract".

                  "Arkansas Tract" shall mean that certain tract or parcel of land located in Crittenden County, Arkansas being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "Arkansas Tract

                  "Ashburn Tract" shall mean that certain tract or parcel of land located in Turner County, Georgia being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "Ashburn Tract".

                  "Augusta Tract" shall mean that certain tract or parcel of land located in Richmond County, Georgia being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "Augusta Tract".

                  "Borrower"  shall  mean  Americold   Corporation,   an  Oregon
corporation, and its permitted successors and assigns.

                  "California Tract" shall mean that certain tract or parcel of land located in San Bernardino County, California being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "California Tract".

                  "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. ss. 9601 et seq. and 40 CFR ss. 302.1 et seq.), as amended or replaced from time to time.

                  "Charlotte Tract" shall mean, collectively, those certain tracts or parcels of land located in Mecklenburg County, North Carolina being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "Charlotte Tract".

                  "Columbus Tract" shall mean that certain tract or parcel of land located in Muscogee County, Georgia being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "Columbus Tract".

                  "Combined Documents" shall mean the Credit Agreement, the Note, this Instrument, the other "Loan Documents" (as defined in the Credit Agreement) and any other instrument, document or other writing executed on or after the date hereof on behalf of Borrower evidencing, securing or otherwise relating to any of the Combined Obligations.

                  "Combined Obligations" shall mean and include the following collectively:

                  (a) All "Secured Obligations", as that term is defined in the Credit Agreement.

         (b) Any and all indebtedness, obligations and liabilities of Borrower to Lender now existing or hereafter arising under, by virtue of or pursuant to this Instrument.

         (c) Any and all advances hereafter made by Lender at any time to protect or preserve the Premises or the lien hereof on the Premises, or for taxes, assessments, insurance premiums or other advances authorized under the terms of this Instrument (whether or not the original Borrower remains the owner of the Premises at the time of any such advances).

         (d) Any and all other present and future indebtedness now owing or which may at any time and from time to time hereafter be owing by Borrower to Lender arising out of or otherwise relating to the Credit Agreement or the other Combined Documents, now existing or hereafter coming into existence, however and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or contingent, or due or to become due, joint, several, joint and several, if arising from, by virtue of, evidenced by or pursuant to any of the Combined Documents and all renewals, substitutions, modifications, amendments, consolidations and extensions and restatements thereof.

                  "Credit Agreement" shall mean that certain Credit Agreement dated as of October 31, 1997 by and among Borrower, as borrower, United Refrigeration Services of Texarkana, Inc., as guarantor, and Lender, as agent and lender, together with any and all renewals, substitutions, modifications, amendments, consolidations and extensions thereof.

                  "Default Condition" shall mean the occurrence of any event or condition, (i) notice of the existence of which is a prerequisite to the occurrence of an Event of Default under the Credit Agreement and notice of the existence of which has been given or (ii) described in Section 7.1 of the Credit Agreement.

                  "Dothan Tract" shall mean that certain tract or parcel of land located in Houston County, Alabama being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "Dothan Tract".

                  "Easements and Appurtenances" shall mean and include all easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on the Land or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances, reversion and reversions, remainder and remainders, whatsoever, in any way belonging, relating or appertaining to the Premises or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Borrower.

                  "Environmental Laws" shall mean any present or future federal, state or local law, statute, regulation or ordinance, and any judicial or administrative order or judgment thereunder, pertaining to health, industrial hygiene relating to Hazardous Materials handling, usage or exposure, Hazardous Materials, or the environment, including, without limitation, each of the laws, statutes, regulations and ordinances identified in the definition of Hazardous Materials hereinafter set forth, as enacted as of the date hereof and as hereafter amended or supplemented, and any permit, authorization or order thereunder.

                  "Event of Default" shall have the meaning ascribed to such term in Section 4.1 hereof.

                  "Fair Market Value" shall mean with respect to a Tract (inclusive of the Plant, Equipment and Personal Property relating thereto) the value of which would be obtained in a purchase and sale of such Tract in an arm's length transaction among non-affiliates in which the buyer is under no compulsion to purchase the Tract and the seller is under no compulsion to sell the Property. The Fair Market Value shall be such amount as reasonably determined by Lender.

                  "Fixtures" shall mean any and all items, other than racks and forklifts, included in Plant, Equipment and Personal Property which constitute fixtures under the law of the state in which the Premises of which they constitute a part are located and any and all other items of personal property which are physically attached to the Land or buildings thereon and necessary to operate such buildings as refrigerated warehouses and any and all replacements and substitutions of any of the foregoing.

                  "Gateway Tract" shall mean, collectively, those certain tracts or parcels of land located in Fulton County, Georgia being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "Gateway Tract".

                  "Georgia Tracts" shall mean, collectively, the Gateway Tract, the Lakewood Tract, the Columbus Tract, the Moultrie Tract, the Albany Tract, the Macon Tract, the Augusta Tract and the Ashburn Tract.

                  "Hazardous Materials" shall mean and include (i) those elements, wastes, materials, substances or compounds identified or regulated as hazardous or toxic pursuant to the CERCLA, the Resource Conservation and Recovery Act of 1976 (42 U.S.C. ss. 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. ss. 1251 et seq. and 40 CFR ss. 116.1 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. ss. 1801 et seq.), the Clean Air Act (42 U.S.C. ss. 7401 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. ss. 136 et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. ss. 1101 et seq.), the Occupational Safety and Health Act (29 U.S.C. ss. 651 et seq.), the Residential Lead-Based Paint Hazard Reduction Act (42 U.S.C. ss. 4851 et seq.), any analogous state laws, any amendments thereto, and the regulations promulgated pursuant to said laws, all as amended from time to time, relating to or affecting the Premises, (ii) any hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos, polychlorinated biphenyls, petroleum products, flammable explosives, radioactive materials, infectious substances, materials containing lead-based paint or raw materials which include hazardous constituents) or any other substances or materials which are regulated by Environmental Laws, on, in, under or affecting all or any portion of the Premises or any surrounding areas, and (iii) any substances now or hereafter defined as or included in the definitions of "hazardous substances", "hazardous wastes", "hazardous materials", "pollutants" or "toxic substances" under any applicable Legal Requirements.

                  "Indiana Tract" shall mean that certain tract or parcel of land located in the County of Marion, Indiana being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "Indiana Tract".

                  "Instrument" shall mean this Amended and Restated Master Mortgage, Deed to Secure Debt and Deed of Trust, Uniform Commercial Code Security Agreement and Assignment of Leases, Rents and Profits, together with any and all renewals, substitutions, modifications, amendments, consolidations and extensions of this Instrument.

                  "Insurance Requirements" shall mean all terms of any insurance policy required by this Instrument, all requirements of the issuer of any such policy, and all regulations and then current standards applicable to or affecting the Premises or any use or condition thereof, which may, at any time, be recommended by the Board of Fire Underwriters, if any, having jurisdiction over the Premises, or such other person or entity exercising similar functions.

                  "Kansas Tract" shall mean that certain tract or parcel of land located in the County of Sedgwick, Kansas being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "Kansas Tract".
                  "Lakewood Tract" shall mean that certain tract or parcel of land located in Fulton County, Georgia being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "Lakewood Tract".

                  "Land" shall mean, collectively, the Georgia Tracts, the North Carolina Tracts, the South Carolina Tract, the Virginia Tract, the Alabama Tracts, the Missouri Tract, the Oklahoma Tract, the Arkansas Tract, the Tennessee Tract, the New York Tract and the California Tract.

                  "Leases and Rents"  shall mean and include all leases,  tenant
contracts,   operating  agreements,   public  warehouse  agreements  and  rental
agreements pertaining to the Premises whether now or hereafter existing and including, without limitation, [the Tarboro Lease and] all income, rents, issues, profits and revenues of the Premises at any time and from time to time now or hereafter accruing (including, without limitation, all payments under leases or tenancies, proceeds of insurance, condemnation payments, tenant security deposits, whether held by Borrower or in a trust account, payments to Borrower in connection with any sale of any Premises to a tenant or customer pursuant to the provisions of any lease or public warehouse agreement and escrow funds), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Borrower of, in and to the same whether now or hereafter existing; provided, however, that the assignment of any lease [(including, without limitation, the Tarboro Lease)], operating agreement, tenant contract, public warehouse agreement and rental agreement pursuant to which consent to the assignment is required from any or all of the parties thereto, shall not be effective until such time as Lender shall have obtained such consent.

         "Legal Requirements" shall mean all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions (including, without limitation any of the foregoing relating to Hazardous Materials) affecting all or any part of the Premises or the construction, use, alteration or operation thereof, whether now or hereafter enacted and in force, including, without limitation, (i) any which may require repairs, modifications or alterations in or to all or any part of the Premises, (ii) any which may in any way limit the use and enjoyment thereof, and all permits, licenses and authorizations and regulations relating thereto,
(iii) all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, any time in force affecting all or any part of the Premises, or (iv) any which may pertain to requirements for equal opportunity, anti-discrimination, disability accommodation, environmental protection, zoning or land use.

                  "Lender" shall mean Goldman Sachs Mortgage Company, a New York limited partnership, together with its successors, successors-in-title and assigns.

                  "Macon Tract" shall mean that certain tract or parcel of land located in Bibb County, Georgia being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "Macon Tract".

                  "Missouri Tract" shall mean that certain tract or parcel of land located in Saline County, Missouri being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "Missouri Tract".

                  "Montgomery Tract" shall mean that certain tract or parcel of land located in Montgomery County, Alabama being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "Montgomery Tract".

                  "Moultrie Tract" shall mean that certain tract or parcel of land located in Colquitt County, Georgia being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "Moultrie Tract".

                  "New York Tract" shall mean that certain tract or parcel of land located in Onondaga County, New York being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "New York Tract".

                  "North  Carolina   Tracts"  shall  mean,   collectively,   the
Charlotte Tract and the Tarboro Tract.

                  "Note" shall have the meaning ascribed thereto in the Credit Agreement.

                  "Oklahoma Tract" shall mean that certain tract or parcel of land located in Oklahoma County, Oklahoma being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "Oklahoma Tract".

                  "Other Personalty" shall mean any and all personal property included in the Plant, Equipment and Personal Property other than Fixtures.

                  "Pennsylvania Tract" shall mean that certain tract or parcel of land located in the County of Berks, Pennsylvania being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "Pennsylvania Tract".

                  "Permitted Liens" shall have the meaning ascribed thereto in the Credit Agreement.

                  "Plant, Equipment and Personal Property" shall mean and include all buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land now or hereafter owned by Borrower or in which Borrower now or hereafter has rights (to the extent of such rights), and all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, carpeting and other floor coverings, fire extinguishers and any other safety equipment required by governmental regulation or law, washers, dryers, water heaters, mirrors, mantels, air conditioning apparatus, refrigerating plants, refrigerators, cooking apparatus and appurtenances, window screens, awning and storm sashes now or hereafter owned by Borrower, which are or shall be attached to said buildings, structures or improvements and all other furnishings, furniture, fixtures, machinery, equipment, appliances, racks, forklifts, building supplies and materials, books and records, chattels, contract rights, and personal property of every kind and nature whatsoever now or hereafter owned by Borrower or in which Borrower now or hereafter has rights (to the extent of such rights) and now or hereafter located in, on or about, or used or intended to be used with or in connection with the use, operation or enjoyment of the Premises, including all extensions, additions, improvements, betterments, after-acquired property, renewals, replacements and substitutions, or proceeds from a sale of any of the foregoing (but excluding, however, all motor vehicles); and all the right, title and interest of Borrower now or hereafter in any such furnishings, furniture, fixtures, machinery, equipment, appliances and personal property subject to or covered by any prior or superior security agreement, conditional sales contract, chattel mortgage or similar lien or claim, together with the benefit of any deposits or payments now or hereafter made by Borrower or on behalf of Borrower; and all personal property constituting proceeds hereafter acquired with cash proceeds of any of the Plant, Equipment and Personal Property described hereinabove; all of which are hereby declared and shall be deemed to be fixtures (except for the purpose of the definition of "Fixtures" above), and accessions to the Land and a part of the Premises as between the parties hereto and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the Combined Obligations. The location of the Plant, Equipment and Personal Property is also the location of the Land.

                  "Premises" shall mean and include, collectively, the Land, the Plant, Equipment and Personal Property, the Easements and Appurtenances and the Leases and Rents. Whenever the word "Premises" is preceded by the name of a state or city, for example, "Georgia Premises", such reference shall be deemed to mean and include that portion of the Premises located in the identified state or city. If the context shall so require, the word "Premises" shall be interpreted to mean the portion of the Land, the Plant, Equipment and Personal Property, the Easements and Appurtenances and the Leases and Rents which relate to a particular facility (as opposed to any group of facilities which may comprise a given Tract).

                  "South Carolina Tract" shall mean that certain tract or parcel of land located in Richland County, South Carolina being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "South Carolina Tract".

                  "Tarboro Lease" shall mean that certain Public Warehousing Service Agreement between Borrower and Kitchens of Sara Lee, Inc., as amended or modified from time to time.

                  "Tarboro Tract" shall mean that certain tract or parcel of land located in Edgecombe County, North Carolina being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "Tarboro Tract".

                  "Tennessee Tract" shall mean, collectively, those certain tracts or parcels of land located in Shelby County, Tennessee being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "Tennessee Tract".

                  "Tract" or "Tracts" shall mean any one or all of the Georgia Tracts, the North Carolina Tracts, the South Carolina Tract, the Virginia Tract, the Alabama Tracts, the Missouri Tract, the Oklahoma Tract, the Arkansas Tract, the Tennessee Tract, the New York Tract and the California Tract, as the context may require. With respect to any Tract that includes more than one facility, "Tract" shall mean any of such facilities, if the context so requires.

                  "Trustee" shall mean _______________, a resident of _______________ County, North Carolina, with respect to the North Carolina Premises; _______________, a _______________ corporation with respect to the California Premises; _______________, a _______________ corporation with respect to the Virginia Premises; _______________, a resident of _______________ County, Tennessee, with respect to the Tennessee Premises; and _______________ with respect to the Missouri Premises, together with any successor Trustee appointed pursuant to the provisions of this Instrument. It is the intention of the parties hereto that only the Trustee designated with respect to any Premises need act with respect thereto, and not any other Trustee.

                  "Virginia Tract" shall mean that certain tract or parcel of land located in the City of Norfolk, Virginia being more particularly described on Exhibit "A" attached hereto and by this reference made a part hereof as the "Virginia Tract".

                                   ARTICLE II.

                                GRANTING CLAUSES

          2.1. Granting Clause. In order to secure the full and prompt payment when due, whether by acceleration or otherwise, and full and prompt performance, of the Combined Obligations in such order of priority as Lender may elect, Borrower hereby mortgages, grants, conveys and warrants the Premises to Lender or to Trustee for the benefit of Lender with respect to the North Carolina Premises, the California Premises, the Missouri Premises, the Virginia Premises and the Tennessee Premises and grants to Lender a security interest in the Premises as more particularly set forth in this Article; provided, however, that this grant of a security interest with respect to any Fixtures or Other Personalty now owned or hereafter acquired which is subject to a prior or superior security interest, the consent of the secured party of which to the grant herein is required by the terms thereof, shall not be effective until such time as such consents shall have been obtained:

                   2.1.1. Alabama Premises. Borrower hereby does grant, bargain, sell, assign and convey unto Lender, the successors, successors-in-title and assigns of Lender, the Alabama Tracts, together with the Plant, Equipment and Personal Property, the Easements and Appurtenances, and the Leases and Rents pertaining to the Alabama Tracts, to have and to hold forever.

                   2.1.2. Arkansas Premises. Borrower hereby does grant, bargain, sell, assign, convey and deliver unto Lender, the successors, successors-in-title and assigns of Lender, the Arkansas Tract, together with the Plant, Equipment and Personal Property, the Easements and Appurtenances and Leases and Rents pertaining to the Arkansas Tract, to have and to hold forever.

                   2.1.3. California Premises. Borrower hereby does grant, bargain, sell, assign and convey unto Trustee, in trust with power of sale, the California Tract, together with the Plant, Equipment and Personal Property, the Easements and Appurtenances, and the Leases and Rents pertaining to the California Tract, to have and to hold forever.

                   2.1.4. Georgia Premises. Borrower hereby does grant, bargain, sell, assign and convey unto Lender, the successors, successors-in-title and assigns of Lender, the Georgia Tracts, together with the Plant, Equipment and Personal Property, the Easements and Appurtenances and the Leases and Rents pertaining to each such tract, to have and to hold in fee simple forever, except as to the _______________ Tract as to which the leasehold interest is hereby assigned. With respect to the Georgia Tracts, this Instrument is intended to operate and is to be construed as a deed passing title or an assignment of lease to those tracts to Lender and not as a mortgage and is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt.

                   2.1.5. Indiana Premises. Borrower hereby does grant, bargain, sell, assign and convey unto Lender, the successors, successors-in-title and assigns of Lender, the Indiana Tract, together with the Plant, Equipment and Personal Property, the Easements and Appurtenances, and the Leases and Rents pertaining to the Indiana Tract, to have and to hold forever.

                   2.1.6. Kansas Premises. Borrower hereby does grant, bargain, sell, assign and convey unto Lender, the successors, successors-in-title and assigns of Lender, the Kansas Tract, together with the Plant, Equipment and Personal Property, the Easements and Appurtenances, and the Leases and Rents pertaining to the Kansas Tract, to have and to hold forever.

                   2.1.7. Missouri Premises. Borrower hereby does grant, bargain, sell, convey and confirm unto _______________ as Trustee in trust for the benefit of Lender, the successors, successors-in-title and assigns of Lender, the Missouri Tract, together with the Plant, Equipment and Personal Property, the Easements and Appurtenances, and the Leases and Rents pertaining to the Missouri Tract, to have and to hold the same unto said Trustee and to said Trustee's successor or successors in trust forever, in trust for the purposes set forth herein, and possession of said premises is now delivered unto Trustee, including the right to collect rents as hereinafter set forth.

                   2.1.8. New York Premises. Borrower hereby does grant, bargain, sell, assign and convey unto Lender, the New York Tract, together with the Plant, Equipment and Personal Property, the Easements and Appurtenances, and the Leases and Rents pertaining to the New York Tract, to have and hold forever.

                   2.1.9. North Carolina Premises. Borrower hereby does irrevocably grant, bargain, sell, assign and convey unto Trustee in trust, with power of sale, under and subject to the terms hereof, for the benefit of Lender, the North Carolina Tracts, together with the Plant, Equipment and Personal Property, the Easements and Appurtenances, and the Leases and Rents pertaining to the North Carolina Tracts, to have and hold forever.

                   2.1.10. Oklahoma Premises. Borrower hereby does grant Lender a first mortgage and security interest in and to the Oklahoma Premises, all and singular, and warrants title to the same, and further irrevocably assigns, transfers and sets over unto Lender all Leases and Rents thereof, absolutely not collaterally (reserving only unto Borrower the rights to collect the same as provided by Subsection 3.6.1 hereof), to have and to hold unto Lender, its successors and assigns, forever.

                                    Borrower further grants, acknowledges and confirms unto Lender, as mortgagee, the full power of sale of the Oklahoma Premises to the extent of all real or mixed property thereof, as authorized by the Oklahoma Power of Sale Mortgage Foreclosure Act (46 O.S. Supp. 1987 ss.ss. 40 et seq.), as said Act is or may hereafter be amended, from time to time, in addition to and not by way of limitation of any and all other remedies allowed at law or in equity.

                   2.1.11. Pennsylvania Premises. Borrower hereby does grant, bargain, sell, assign and convey unto Lender, the successors, successors-in-title and assigns of Lender, the Pennsylvania Tract, together with the Plant, Equipment and Personal Property, the Easements and Appurtenances, and the Leases and Rents pertaining to the Pennsylvania Tract, to have and to hold forever.

                   2.1.12. South Carolina Premises. Borrower hereby does convey, bargain, sell, release, assign and grant a security interest unto Lender in and to the South Carolina Tract, together with the Plant, Equipment and Personal
                                    Property, the Easements and Appurtenances and the Leases and Rents pertaining to the South Carolina Tract, to have and hold forever.

                   2.1.13. Tennessee Premises. Borrower hereby does grant, bargain, sell, assign, warrant, pledge and convey unto Trustee, his successors and assigns, in trust for the benefit of Lender, the successors, successors-in-title and assigns of Lender, the Tennessee Tract, together with the Plant, Equipment and Personal Property, the Easements and Appurtenances and the Leases and Rents pertaining to each such tract, to have and to hold in fee simple forever. THIS CONVEYANCE IS MADE IN TRUST AS TO THE TENNESSEE PREMISES IN ORDER TO SECURE THE COMBINED OBLIGATIONS AND FOR NO OTHER PURPOSES.

                   2.1.14. Virginia Premises. Borrower hereby does grant, bargain, sell, assign and convey unto Trustee, the successors, successors-in-title and assigns of Trustee, the Virginia Tract, together with the Plant, Equipment and Personal Property, the Easements and Appurtenances and Leases and Rents to the Virginia Tract, to have and to hold forever.

          2.2. Warranty of Title. Borrower does warrant and will forever defend the title to the Premises against the claims of all persons whomsoever, except as to the Permitted Liens. Borrower represents and warrants that it is lawfully seized of the Premises, other than the ____________ Tract [DELETE, IF NOT APPLICABLE], in fee simple absolute, that Borrower has a valid leasehold estate in the ____________ Tract [DELETE, IF NOT APPLICABLE] and the __________ Tract, that Borrower has good right and is lawfully authorized to sell, convey or encumber the Premises and that the Premises are free and clear of all encumbrances except liens for real property taxes not yet due and payable and Permitted Liens.

          2.3.  Defeasance; Sales Pursuant to Existing Leases.

         (a) Should the Combined Obligations secured by this Instrument be paid and satisfied, then this Instrument and the conveyance effected and the liens and security interests granted hereby shall be released and terminated and shall be canceled and surrendered. Upon payment and satisfaction of the Combined Obligations in full, Lender and Trustee shall execute, in recordable form, and deliver to Borrower such instruments as are required to release and terminate of record this Instrument. As to the South Carolina Premises, it is the intent and meaning of Borrower and Lender that, if Borrower pays or causes to be paid to Lender the Combined Obligations, the estate hereby granted shall cease, terminate and be null and void, otherwise such estate shall remain in full force and effect.

         (b) Lender acknowledges that, pursuant to [(i)] the terms of that certain Public Warehousing Service Agreement between Borrower and Kitchens of Sara Lee, Inc. pertaining to the Tarboro Tract, [and _____________________,] the Borrower may either elect or be required to convey to the lessee thereunder the Land leased pursuant thereto, together with all or part of the Plant, Equipment and Personal Property thereon. In the event of any such sale, Lender shall release the Lien of this Instrument from the subject Premises upon payment to Lender of all of the sales proceeds payable to Borrower with respect to such sale, net of reasonable costs of sale.

          2.4. Maximum Amount - North Carolina. The maximum amount, including now existing and future disbursements, which may be secured hereby with respect to the North Carolina Premises at any one time is equal to the principal amount of $_______________; provided, however, that said maximum amount may be increased by such additional sums and amounts as may be advanced by Lender
pursuant  to  the   provisions  of  this   Instrument  for  the  protection  and
preservation of the Premises, and such additional sums and amount as shall be deemed necessary expenditures for the protection of the security in accordance with N.C. Gen. Stat. Section 45-70(c).

          2.5. Maximum Amount - South Carolina. With respect to the South Carolina Premises, the total amount of the indebtedness that may be secured by this Instrument at one time shall not exceed _______________ and No/100 Dollars ($_______________.00), plus interest thereon, and any disbursements made for the payment of taxes, assessments, levies, or insurance, plus interest thereon, reasonable, actual attorneys' fees and court costs.

          2.6. Future Disbursements. This Instrument secures all present and future loan disbursements made by Lender to Borrower which are included in the Combined Obligations.

                                  ARTICLE III.

                              COVENANTS OF BORROWER

          3.1.  Payment  of   Indebtedness.   Borrower  will  pay  the  Combined
Obligations according to the tenor thereof and all other sums now or hereafter secured hereby promptly as the same shall become due.

          3.2.  Taxes, Liens and Other Charges.

                   3.2.1. In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of debts secured by mortgages, deeds of trust or deeds to secure debt (not including tax on interest income associated with such debt) or the manner of collecting taxes so as to adversely affect Lender, Borrower will promptly pay any such tax; provided that, if such tax cannot legally be paid by Borrower, then, on demand of Lender, Borrower will prepay the Combined Obligations in an amount equal to the Fair Market Value with respect to the applicable portion of the Premises(s). Lender agrees to notify Borrower of the passing of any such law, order, rule or regulation promptly upon becoming actually aware thereof. Lender shall not be deemed to be actually aware of any such law, order, rule or regulation
                                    unless   and  until  an  officer  of  Lender
                                    responsible  for  administering  the  credit
                                    relationship  with the  Borrower  has become
                                    actually aware thereof. If Borrower fails to
                                    make  such  prompt  payment  or  if,  in the
                                    reasonable   opinion  of  Lender,  any  such
                                    state,   federal,    municipal,   or   other
                                    governmental  law, order, rule or regulation
                                    prohibits  Borrower from making such payment
                                    or would  penalize  Lender if Borrower makes
                                    such  payment  or  if,  in  the   reasonable
                                    opinion  of  Lender,   the  making  of  such
                                    payment would result in the imposition of interest beyond the maximum amount permitted by applicable law, then the entire Combined Obligations shall, at the option of Lender, become immediately due and payable.

                   3.2.2. Except to the extent Borrower is contesting the same in good faith, Borrower will pay, before the same become delinquent, all taxes, liens, assessments and charges of every character including all utility charges, whether public or private, already levied or assessed or that may hereafter be levied or assessed upon or against the Premises and, upon demand, will furnish Lender receipted bills evidencing such payment.

                   3.2.3. Borrower will not suffer any mechanic's, materialman's, laborer's, statutory or other lien to be created and to remain outstanding upon all or any part of the Premises, except for inchoate liens securing obligations not yet due and payable, and except for "Permitted Liens" and liens that Borrower has bonded over.

                   3.2.4. Borrower, to the full extent permitted by applicable law, shall indemnify, defend and hold Lender harmless from, or shall reimburse Lender for, any and all intangible tax, documentary stamp tax, mortgage tax, note tax or other like or similar tax (excluding income, franchise or capital taxes or taxes imposed in lieu of such taxes) imposed on the income of Lender or because Lender may be deemed to be doing business in the jurisdiction) imposed with respect to this Instrument or under any power of sale herein granted, any of the other Combined Documents, or the Combined Obligations, and from any interest, charges or penalties assessed with respect thereto.

                   3.2.5. Nothing contained in this Section 3.2 shall require the payment or discharge of any such tax, lien, assessment or charge by Borrower for so long as Borrower shall in good faith and at its own expense contest the same or the validity thereof by appropriate
                                    administrative    and   legal    proceedings
                                    provided  such  contest is permitted by law,
                                    and shall not constitute a default under any
                                    of the Combined  Documents  and provided the
                                    same  shall   prevent  (i)  the   collection
                                    thereof or other realization thereon and the sale or forfeiture of the Premises or any part thereof to satisfy the same or (ii) the enforcement thereof against Borrower, Lender or the Premises or any part thereof.

          3.3.  Insurance.

                   3.3.1. So long as any portion of the Combined Obligations remains unpaid, Borrower, at its expense, shall procure and maintain for the benefit of Lender, insurance policies issued by such insurance companies, and in such amounts as are reasonably acceptable to Lender, providing the following types of insurance covering the Premises:

                                    (i)          All  Risks  Property  Insurance
                                                 and separate  insurance against
                                                 such  other  insurable  hazards
                                                 as,   under   good    insurance
                                                 practices,  from  time  to time
                                                 are insured against for similar
                                                 properties  in the  area of the
                                                 Premises.  The  amount  of such
                                                 insurance  shall  be  not  less
                                                 than one hundred percent (100%)
                                                 of the Full Replacement Cost of
                                                 the   Plant,    Equipment   and
                                                 Personal    Property    without
                                                 deduction for depreciation.  As
                                                 used herein,  "Full Replacement
                                                 Cost"   means   the   cost   of
                                                 replacing the Plant,  Equipment
                                                 and     Personal      Property,
                                                 exclusive   of  the   cost   of
                                                 excavations,   foundations  and
                                                 footings   below   the   lowest
                                                 basement  floor.   Each  policy
                                                 shall   contain  a  Replacement
                                                 Cost  Endorsement and an Agreed
                                                 Value Endorsement.

                                    (ii)         Business Interruption Insurance
                                                 insuring against loss of income
                                                 by reason of any hazard covered
                                                 under  the  insurance  required
                                                 under Subsections (i), (iv) and
                                                 (v) of this Subsection 3.3.1 in
                                                 an amount  sufficient  to avoid
                                                 any coinsurance penalty, but in
                                                 any event for not less than one
                                                 year's gross  receipts from all
                                                 sources  of  income   from  the
                                                 Premises   less   expenses  not
                                                 reasonably expected to continue
                                                 during     the     period    of
                                                 reconstruction.

                                    (iii)        Comprehensive General Liability
                                                 Insurance   with   broad   form
                                                 liability     endorsement    or
                                                 comparable     coverages    for
                                                 personal   injury    liability,
                                                 including,  without limitation,
                                                 bodily    injury,    death   or
                                                 property  damage  liability and
                                                 also garage keeper's liability,
                                                 products  liability,   elevator
                                                 liability      and      blanket
                                                 contractual   liability  on  an
                                                 occurrence basis in such amount
                                                 as Lender may require.

                                    (iv)         Boiler and Machinery  Insurance
                                                 in such  amount as  Lender  may
                                                 reasonably  require,   covering
                                                 physical  damage to the  Plant,
                                                 Equipment      and     Personal
                                                 Property,   to   the   boilers,
                                                 pressure   vessels,    pressure
                                                 piping    and    other    major
                                                 components   of   any   central
                                                 heating,   air-conditioning  or
                                                 ventilating   systems,  to  the
                                                 special refrigeration equipment
                                                 and to such other  equipment as
                                                 Lender may require from time to
                                                 time.

                                    (v)          Flood  Insurance  in an  amount
                                                 reasonably    satisfactory   to
                                                 Lender   and  which   otherwise
                                                 complies   with  the   national
                                                 flood insurance  program as set
                                                 forth  in the  "Flood  Disaster
                                                 Protection  Act  of  1973",  as
                                                 well as  subsequent  amendments
                                                 thereto,      provided      the
                                                 respective Premises is included
                                                 in a HUD designated flood prone
                                                 area.

                                    (vi)         Worker's Compensation Insurance
                                                 (including Employer's Liability
                                                 Insurance)     covering     all
                                                 employees   of   the   Borrower
                                                 employed   in  or   about   the
                                                 Premises       to       provide
                                                 health-related  claims coverage
                                                 as well as  statutory  benefits
                                                 as  required by the laws of the
                                                 state   where  the   respective
                                                 Premises is located.

                                    (vii)        Such  other  insurance  on  the
                                                 Premises,  or any part or parts
                                                 thereof, or any replacements or
                                                 substitutions    therefor,   or
                                                 additions thereto,  and in such
                                                 amounts  as may  from  time  to
                                                 time  reasonably be required by
                                                 Lender against other  insurable
                                                 hazards or casualties  which at
                                                 the time are  commonly  insured
                                                 against in the case of premises
                                                 similarly situated,  due regard
                                                 being  given to the  height and
                                                 type of the  respective  Plant,
                                                 Equipment      and     Personal
                                                 Property,  and  other  property
                                                 and     their     construction,
                                                 location, use and occupancy.

                                    All  insurance  policies  referenced in this
                                    Subsection   3.3.1  which  protect   against
                                    physical damage to the Plant,  Equipment and
                                    Personal Property, including but not limited
                                    to those  policies  referenced in Subsection
                                    3.3.1 clauses (i), (ii), (iv) and (v) above,
                                    shall  contain a standard  mortgagee  clause
                                    (without  contribution)  in favor of Lender,
                                    shall not be terminable  without thirty (30)
                                    days' prior  written  notice to Lender,  and
                                    shall be evidenced  by original  policies or
                                    certified copies of policies  deposited with
                                    Lender,  to be  held  by  Lender  until  the
                                    Combined  Obligations  shall have been fully
                                    paid and  discharged.  All  other  insurance
                                    policies,    such   as   general   liability
                                    policies,  required  by the  terms  of  this
                                    Instrument    shall    be    evidenced    by
                                    certificates delivered to Lender and in case of cancellation, shall provide for ten (10) days' prior written notice to Lender.

                  3.3.2. Lender shall have the right, if an Event of Default shall have occurred and be continuing,  to approve  any  adjustment  or
                                    compromise   of  any  loss  in   excess   of
                                    $1,000,000  (the  "Threshold  Amount")  with
                                    respect to any Tract (or any facility  which
                                    comprises a portion of any Tract)  under any
                                    insurance  policies  maintained  pursuant to
                                    paragraphs  (i),  (iv),  (v)  and  (vii)  of
                                    Subsection  3.3.1.  Lender  shall  have  the
                                    right to collect and  receive  the  proceeds
                                    from  any  such  policy  or  policies   (the
                                    "Insurance  Proceeds")  where the  Insurance
                                    Proceeds  are equal to or  greater  than the
                                    Threshold Amount. To the extent  permissible
                                    under law, each insurance  company is hereby
                                    authorized  and directed to make payment for
                                    all such losses where the Insurance Proceeds
                                    are  equal  to,  or are in  excess  of,  the
                                    Threshold Amount directly to Lender, instead
                                    of  to  Borrower  or  Borrower   and  Lender
                                    jointly.

                                    In the event that the Insurance Proceeds are
                                    less than the Threshold Amount,  such amount
                                    shall be paid directly to the  Borrower.  If
                                    the  Insurance  Proceeds are equal to, or in
                                    excess  of,  the  Threshold  Amount but less
                                    than  $10,000,000,  then,  from time to time
                                    (but  not  more  frequently  than  once  per
                                    month),   upon   receipt   by  Lender  of  a
                                    certificate signed by an appropriate officer of Borrower stating that such Insurance Proceeds shall be used to reimburse Borrower for actual costs payable to third parties to rebuild, restore, repair or reconstruct the damaged Premises, Lender shall disburse such

                                    Insurance   Proceeds   (or  the   applicable
                                    portion   thereof)  to   Borrower.   If  the
                                    Insurance    Proceeds   are   greater   than
                                    $10,000,000, then, Lender shall disburse such Insurance Proceeds in accordance with the reasonable and customary practices with respect to the funding of construction loans by institutional lenders for the purpose of funding (or reimbursing Borrower for) actual costs payable to third parties to rebuild, restore, repair or reconstruct the damaged Premises.

                                    In the  event  there is a loss in  excess of
                                    the  Threshold   Amount  and  any  insurance
                                    company  fails  to  disburse   directly  and
                                    solely  to  Lender  but  disburses   instead
                                    either solely to Borrower or to Borrower and
                                    Lender jointly,  Borrower agrees immediately
                                    to endorse  and  transfer  such  proceeds to
                                    Lender.  Upon the  failure  of  Borrower  to
                                    endorse  and  transfer   such   proceeds  as
                                    aforesaid,    Lender   may   execute    such
                                    endorsements  or  transfers  for  and in the
                                    name  of  Borrower   and   Borrower   hereby
                                    irrevocably appoints Lender as Borrower's agent and attorney-in-fact so to do.

                                    Lender shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure absent gross negligence or willful misconduct.

                  3.3.3. Not less than ten (10) days prior to the expiration date of each policy maintained pursuant to this Section 3.3, evidence of a renewal or replacement thereof satisfactory to Lender shall be delivered to Lender. At the request of Lender, Borrower shall deliver to Lender receipts evidencing the payment for all such insurance policies and renewals or replacements. In the event of the foreclosure of this Instrument or any other transfer of title to any of the Premises in extinguishment, in whole or in part, of the Combined Obligations, all right, title and interest of Borrower in and to all insurance policies then in force with respect to such Premises shall pass to the purchaser or grantee.

                  3.3.4. Any provision of this Instrument to the contrary notwithstanding, this Section 3.3 and the rights and obligations of Borrower and Lender hereunder with respect to insurance are in all respects subject to and subordinate to any security agreements prior or superior to this Instrument and the rights of the "secured parties" thereof relating to the collection and disposition of insurance proceeds; provided, however, to the extent this Section 3.3 imposes requirements for the procurement and maintenance by Borrower of insurance in excess of that required by any of the Combined Documents or any security
                                    agreements   prior  or   superior   to  this
                                    Instrument, the more extensive requirements of this Instrument shall control as between Borrower and Lender.

          3.4. Condemnation. If all or any portion of any Premises shall be damaged or taken through condemnation (the term "condemnation" when used in this Instrument shall include any damage or taking by any governmental or quasi-governmental authority and any transfer by private sale in lieu thereof), Lender shall have the right, if an Event of Default shall have occurred and be continuing, to approve any adjustment or compromise of any award in excess of the Threshold Amount. With respect to any condemnation which involves an award in excess of the Threshold Amount, all such compensation, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by Borrower to Lender, and Lender is authorized, at its option, to collect and receive all such compensation, awards or damages and to give proper receipts and acquittances therefor without any obligation to question the amount of any such compensation, awards or damage. If after deducting from said condemnation proceeds all of the reasonable actual expenses incurred in the collection and administration of such sums, including attorney's fees, any such compensation, award or damages is: (i) less than the Threshold Amount, then such amount shall be paid directly to the Borrower, (ii) equal to or greater than the Threshold Amount, but less than $10,000,000, then, upon receipt by Lender of a certificate signed by an appropriate officer of Borrower stating that such Insurance Proceeds shall be used to reimburse Borrower for actual costs payable to third parties to rebuild and/or restore the condemned Premises, Lender shall disburse such compensation, awards or damages (or the applicable portion thereof) to Borrower; or (iii) greater than $10,000,000, then, Lender shall disburse such Insurance Proceeds in accordance with the reasonable and customary practices with respect to the funding of construction loans by institutional lenders for the purpose of funding (or reimbursing Borrower for) actual costs payable to third parties to rebuild and/or restore the condemned Premises.

If, prior to the receipt by Lender of such award or proceeds, the Premises shall have been sold on foreclosure of this Instrument, Lender shall have the right to receive such award or proceeds to the extent of any unpaid Combined Obligations following such sale, with interest thereon at the "Default Rate" (as defined in the Credit Agreement), whether or not a deficiency judgment on this Instrument shall have been sought or recovered, and to the extent of reasonable actual counsel fees, costs and disbursements incurred by Lender in connection with the collection of such award or proceeds.

          3.5.  Care of Premises.  Borrower hereby covenants and agrees:

                  3.5.1. Borrower will, at its expense, (i) keep the buildings, parking areas, roads and walkways, recreational facilities, landscaping  and all other  improvements  of
                                    any kind  now or  hereafter  erected  on the
                                    Land or any part thereof in accordance  with
                                    Borrower's   maintenance   practices  as  of
                                    October 31, 1997 and in compliance  with all
                                    existing   and   future   applicable   Legal
                                    Requirements,  and (ii) not commit or suffer
                                    to be committed any waste of the Premises or
                                    do or suffer to be done anything (other than
                                    that  which  is  inherent  in  the  ordinary
                                    course of  Borrower's  business  operations)
                                    which  will  increase  the  risk  of fire or
                                    other  hazard to the  Premises,  impair  the
                                    value thereof or take any action which might
                                    invalidate  any  insurance  carried  on  the
                                    Premises. Borrower shall keep the sidewalks,
                                    vaults,  gutters and curbs comprising of, or
                                    adjacent  to, the  Premises,  clean and free
                                    from   dirt,    snow,   ice,   rubbish   and
                                    obstructions.  All repairs  made by Borrower
                                    shall  be  made  in a good  and  workmanlike
                                    manner,  shall be equal or better in quality
                                    and  class to the  original  work and  shall
                                    comply    with    all    applicable    Legal
                                    Requirements and Insurance Requirements.

                   3.5.2. Borrower may demolish, remove, construct or alter the Premises or any portion thereof; or consent to or permit any such demolition, removal, construction, or alteration without Lender's prior written consent in each instance; provided, in each case, that any such demolition, removal, construction or alteration does not materially and adversely affect the value of the Premises.

                   3.5.3. If the Premises or any part thereof is materially damaged by fire or any other cause, Borrower will give immediate written notice thereof to Lender.

                   3.5.4. Lender or its representative is hereby authorized to enter upon and inspect the Premises at any time during normal business hours provided that Lender will not unreasonably interfere with the business operations of Borrower.

          3.6.  Leases, Contracts, Etc.

                  3.6.1. As additional collateral and further security for the Combined Obligations, Borrower does hereby assign as a present and absolute assignment (to the extent assignable and subject to the provisions in the definition of "Leases and Rents" regarding the assignment of any lease or other agreement [(including, without limitation, the Tarboro Lease)] pursuant to which consent to the assignment is required from any or all of the parties thereto) to Lender or Trustee, as appropriate, all of Borrower's right, title and interest now existing or hereafter arising in and to any and all Leases and Rents, franchise
                                    agreements,       management      contracts,
                                    construction contracts,  and other contracts
                                    (not  included in the  definition  of Leases
                                    and  Rents),  licenses  and  permits  now or
                                    hereafter  affecting  the  Premises,  or any
                                    part thereof (reserving only to Borrower the
                                    right to collect  currently  due and payable
                                    income, rents, issues, profits,  charges and
                                    revenues  from  the  Premises,   other  than
                                    payments to Borrower in connection  with any
                                    sale of any Premises to a tenant or customer
                                    pursuant to the  provisions  of any lease or
                                    warehousing  agreement,  so long as no Event
                                    of Default is in existence  hereunder).  The
                                    foregoing  is  intended  to be a present and
                                    absolute   assignment  and  not  merely  the
                                    passing of a security interest.  However, so
                                    long as an Event of  Default  shall not have
                                    occurred and be  continuing,  Borrower shall
                                    have the  right to  receive  the  rents  and
                                    other amounts described above and to enforce
                                    the  obligations  of  the  parties  to  such
                                    leases and other agreements. Borrower agrees
                                    to  execute  and  deliver  to  Lender,  such
                                    additional   instruments,    in   form   and
                                    substance reasonably satisfactory to Lender,
                                    or Trustee, as appropriate, as may hereafter
                                    be requested  by Lender  further to evidence
                                    and  confirm  said   assignment;   provided,
                                    however,   that   acceptance   of  any  such
                                    assignment  shall  not  be  construed  as  a
                                    consent  by Lender to any  lease,  operating
                                    agreement,     tenant    contract,    rental
                                    agreement,  franchise agreement,  management
                                    contract,  construction  contract,  or other
                                    contract,  license or  permit,  or to impose
                                    upon  Lender,  any  obligation  with respect
                                    thereto.  Except in the  ordinary  course of
                                    business   and  until  Lender  shall  direct
                                    otherwise  with  respect  to any  particular
                                    lease, operating agreement, tenant contract,
                                    rental   agreement,   franchise   agreement,
                                    management contract,  construction  contract
                                    or  other  contract,   license  or  permits,
                                    Borrower  shall not  cancel  or  permit  the
                                    cancellation  of  any  such  lease,   tenant
                                    contract,   rental   agreement,    franchise
                                    agreement, management contract, construction
                                    contract,  or  other  contract,  license  or
                                    permit,  or  materially  modify  any of said
                                    instruments,  or  accept,  or  permit  to be
                                    made, any  prepayment of any  installment of
                                    rent or fees thereunder (except for security
                                    deposits  and the usual  prepayment  of rent
                                    which  results  from  the  acceptance  by  a
                                    landlord  on the first day of each  month of
                                    the  rent for that  month).  Borrower  shall
                                    faithfully keep and perform,  or cause to be
                                    kept  and  performed,  all of  the  material
                                    covenants,    conditions    and   agreements
                                    contained in each of said  instruments,  now
                                    or  hereafter  existing,   on  the  part  of
                                    Borrower to be kept and performed and, in the ordinary course of Borrower's business, shall at all times do all things reasonably necessary to compel performance by each other party to said instruments of all obligations, covenants and agreements by such other party to be performed thereunder.

                   3.6.2. Borrower shall furnish to Lender, within twenty (20) days after a receipt of a request by Lender to do so, such information as Lender from time to time may reasonably request concerning the leases, operating agreements, tenant contracts, rental agreements, and other agreements pertaining to the use of the Premises.

                   3.6.3.           In  addition  to any  other  right or remedy
                                    contained   herein  or  in  any  other  Loan

                                    Document, Lender shall have all of the rights against lessees of the New York Tract or any part thereof as are set forth in
                                    Section  291-f of the Real  Property  Law of
                                    New York.

          3.7.  Security Agreement.

                  3.7.1. PARTS OF THE PREMISES ARE, OR ARE TO BECOME, FIXTURES ON THE LAND. Insofar as the Plant, Equipment and Personal Property and the Leases and Rents are concerned, this Instrument is hereby made and declared to be a security agreement, and a security interest is hereby granted by Borrower to Lender encumbering each and every item of Plant, Equipment and Personal Property and of Leases and Rents (collectively, the "UCC Collateral") in compliance with the provisions of the applicable Uniform Commercial Code ("UCC"). A financing statement or statements reciting this Instrument to be a security agreement, affecting  all  of  said  personal  property
                                    aforementioned,   shall   be   executed   by
                                    Borrower and Lender and appropriately filed.
                                    The  remedies  for  any   violation  of  the
                                    covenants,   terms  and  conditions  of  the
                                    security agreement herein contained shall be
                                    (i)  as  prescribed   herein,   or  (ii)  as
                                    prescribed  by  general  law,  or  (iii)  as
                                    prescribed   by   the   specific   statutory
                                    consequences now or hereafter enacted and specified in the applicable UCC, all at Lender's sole election.

                  3.7.2. Borrower warrants that (i) Borrower's (that is, "Debtor's") name, identity or corporate structure and residence or principal place of business are as set forth in Subsection
                                    3.7.3  hereof;   (ii)  Borrower   (that  is,
                                    "Debtor") has been using or operating  under
                                    said name,  identity or corporate  structure
                                    without change for the time period set forth
                                    in  Subsection  3.7.3  hereof;   (iii)  that
                                    Borrower is duly qualified to do business in
                                    each  state  in which  the  Land is  located
                                    except  where the failure to be so qualified
                                    is not reasonably  likely to have a material
                                    adverse affect on the performance,  business
                                    operations,  property, assets,  liabilities,
                                    conditions   (financial   or  otherwise)  or
                                    prospects  of the  Borrower;  and  (iv)  the
                                    location   of  the  Plant,   Equipment   and
                                    Personal  Property  is upon  the Land and at
                                    the executive office in Atlanta,  Georgia or
                                    at Borrower's  office in Saddle  Brook,  New
                                    Jersey.  Borrower covenants and agrees that:
                                    (a) Borrower will furnish Lender with notice
                                    of any change in the  matters  addressed  by
                                    clauses  (i) or  (iii)  of  this  Subsection
                                    3.7.2   within   thirty  (30)  days  of  the
                                    effective  date  of  any  such  change;  (b)
                                    Borrower will promptly execute any financing
                                    statements or other  instruments  reasonably
                                    deemed  necessary  by Lender to prevent  any
                                    filed  financing   statement  from  becoming
                                    misleading or losing its  perfected  status;
                                    and  (c)  and  that   Borrower  will  remain
                                    qualified to do business in each state in which the Land is located.

                  3.7.3. Upon execution by Lender (where local practice requires the same), this Instrument shall constitute a financing statement filed as a fixture filing under the UCC in the real estate records of the county or city in which the Premises is located with respect to all fixtures which are a part of the Premises and with respect to any goods or other personal property that may now be or hereafter become a fixture. The information contained in this Subsection 3.7.3 is provided in order that this Instrument shall comply with the requirements of the applicable UCC for instruments to be filed as financing statements, to perfect the security interests with respect to fixtures. The names of the "Debtor" and the "Secured Party", the identity or corporate structure and residence or principal place of business of "Debtor", and the time period for which "Debtor" has been using or operating under said name and identity or corporate structure without change, are as set forth in Exhibit "B", attached hereto and by this reference made a part hereof; and the mailing address of Borrower (that is, "Debtor"), are as set forth in Section 5.5 of this Instrument; and a statement indicating the types, or describing the items, of collateral is set forth
                                    hereinabove.   Borrower  hereby  irrevocably
                                    appoints Lender as its attorney-in-fact, coupled with an interest, to file with the appropriate public office on its behalf any financing, continuation or other statements signed only by Lender, as secured party, in connection with the UCC Collateral covered by this Instrument.

                  3.7.4. Removal of Equipment. Subject to the provisions of the Credit Agreement, Borrower may move any Other Personalty from any Premises without notice to or consent of Lender.

                  3.7.5. Reasonableness of Disposition. Any disposition pursuant to the UCC of so much of the UCC Collateral as may constitute
                                    personal   property   shall  be   considered
                                    commercially  reasonable if made pursuant to
                                    a public sale which is  advertised  at least
                                    twice  in a  newspaper  in  which  Sheriff's
                                    sales are advertised in the county where the
                                    Premises  is  located.  Any  notice of sale,
                                    disposition  or  other  intended  action  by
                                    Lender  with  respect to the UCC  Collateral
                                    given to  Borrower  in  accordance  with the
                                    provisions  hereof  at least  ten (10)  days
                                    prior  to  such  action,   shall  constitute
                                    reasonable notice to Borrower. The proceeds of any disposition of the UCC Collateral, or any part thereof, may be applied by Lender to the payment of the Combined Obligations in such priority and proportions as Lender in its discretion shall deem proper.

                   3.7.6. Conflict with Credit Agreement. To the extent any of the provisions of this Instrument pertaining to Plant, Equipment and Personal Property are in conflict with any provisions of the Credit Agreement, the conflicting provisions of the Credit Agreement shall govern and control over the conflicting provisions of the Credit Agreement.

          3.8. Further Assurances; After Acquired Property. At any time, and from time to time, upon request by Lender, Borrower will make, execute and deliver or cause to be made, executed and delivered to Lender and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as shall be deemed desirable by Lender, any and all such other and further mortgages, deeds of trust, security agreements, financing statements, continuation statements, instruments of further assurance, certificates and other documents as may, in the opinion of Lender reasonably exercised, be necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve (a) the obligation of Borrower under the Combined Obligations and under this Instrument and (b) the lien and security interests granted by this Instrument as a first and prior lien (except for the Permitted Liens) upon and in and to all of the Premises, whether now owned or hereafter acquired by Borrower. Upon any failure by Borrower so to do, Lender may make, execute, record, file, re-record and/or refile any and all such mortgages, security agreements, deeds of trust, financing statements, continuation statements, instruments, certificates and documents for and in name of Borrower and Borrower hereby irrevocably appoints Lender the agent and attorney-in-fact of Borrower so to do. The lien of this Instrument and the security interest created hereby will, subject to the provisions of Subsection 2.2.2, automatically attach, without further act, to after-acquired property attached to and/or used in connection with the operation of the Premises or any part thereof except for motor vehicles. Without limiting the generality of the foregoing, Borrower shall use its commercially reasonable, good faith efforts to obtain the consent of any party whose consent is required in connection with the assignment of any lease or other agreement pursuant to which consent to the assignment is required from any or all of the parties thereto [(including, without limitation, the consent of Sara Lee with respect to the Tarboro Lease)] and the consent of secured parties under prior or superior security interests in Other Personalty if such consent is required to the grant of the security interest in such Other Personalty contained herein.

          3.9. Expenses. Borrower will pay or reimburse Lender, upon demand therefor, for all reasonable actual attorney's fees, costs and expenses incurred by Lender in any suit, action, legal proceeding or dispute of any kind in which Lender is made a party or appears as party plaintiff or defendant, affecting the Combined Obligations secured hereby, this Instrument or the interest created herein, or the Premises, including, but not limited to, the exercise of the power of sale contained in this Instrument or the foreclosure of this Instrument, any condemnation action involving the Premises or any action to protect the security hereof; and any such amounts paid by Lender shall be included in the Combined Obligations secured by the lien of this Instrument. Notwithstanding the foregoing, Lender shall not be entitled to recover any such expenses in any such suit by Lender against Borrower if such suit results in a judicial determination in favor of Borrower with respect to the subject matter thereof or results in a determination of liability against Lender based on an act of gross negligence or willful misconduct.

          3.10.  Intentionally Omitted.

          3.11. Subrogation. Lender shall be subrogated to all right, title, equity liens and claims of all persons, firms or corporations to whom Borrower has paid or pays, or to whom monies are paid, from the proceeds of the Combined Obligations in the settlement of claims, liens or charges or for the benefit of Borrower.

          3.12. Limit of Validity. If from any circumstances whatsoever fulfillment of any provision of this Instrument, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Instrument that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity.

          3.13.   Intentionally Omitted.

          3.14. No Junior Encumbrances. Except as permitted pursuant to the terms of the Credit Agreement, Borrower shall not further mortgage, encumber or pledge all or any part of the Premises or of Borrower's interest in the Premises or any part thereof.

                  3.15. Additional Covenants and Terms Applicable to the New York Premises.

                  3.15.1. Borrower, in compliance with Section 13 of the Lien Law of the State of New York will, with respect to the New York Tract, receive the advances secured by this Instrument and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of improvements and will apply the same first to the cost of improvements before using any part of the total of the same for any other purpose. Borrower will indemnify and hold Lender harmless against any loss or liability, reasonable actual cost or expense, including, without limitation, any judgments, attorneys' fees, costs of appeal bonds and printing costs, arising out of or relating to any proceeding instituted by any claim alleging a violation by Borrower of any Section of Article 3-A of the Lien Law of the State of New York.

                   3.15.2. With respect to the New York Tract, all covenants and conditions contained herein, other than those included in the New York Statutory Short form of Mortgage, shall be construed as affording to the Lender rights additional to, and not exclusive of, the rights conferred under the provisions of
                                    Section 254 of the Real  Property Law of the
                                    State of New York.

          3.16. Hazardous Materials. Borrower hereby represents that, except as clearly identified in the environmental reports delivered to the Lender prior to the date hereof, to the best knowledge of Borrower, neither Borrower nor any other person has (i) ever caused or permitted any Hazardous Materials to be unlawfully placed, held, located or disposed of on, under or at the Land or Plant, Equipment and Personal Property, or any part thereof or (ii) ever used the Land or Plant, Equipment and Personal Property or any part thereof as a dump site or storage site (whether permanent or temporary) for any Hazardous Materials, and has only stored Hazardous Materials normally used or generated in the operation and maintenance of a refrigerated warehouse or customer products, and that any such storage is and has been in compliance with all Environmental Laws.

          (a) Borrower shall pay, defend and indemnify Lender and hold Lender harmless from and against any and all losses, costs, liabilities, including strict liability, damages, injuries, expenses, including reasonable, actual attorneys' fees, costs of any settlement or judgment and claims of any and every kind whatsoever (herein collectively "Liabilities") paid, incurred or suffered by, or asserted against, Lender by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from the Land or Plant, Equipment and Personal Property of any Hazardous Material or any infectious waste including, without limitation, any Liabilities asserted or arising under the Environmental Laws regardless of whether or not caused by or within the control of Borrower, except to the extent arising out of Lender's gross negligence or willful misconduct or, with respect to each Tract, any action taken by Lender after Lender has assumed the ownership or operation of such Tract, which action is not reasonably necessary to correct a pre-existing violation of an Environmental Law. If any claim or action is asserted in writing as to which indemnification may be sought under this paragraph, Lender will give prompt written notice to Borrower and Borrower shall elect within 10 days of receipt of such notice, whether to assume the defense thereof, including the employment of counsel reasonably satisfactory to Lender and payment of all expenses of such defense, with full power to litigate,
                  compromise   or  settle  the  same  in  its  sole   discretion
                  (provided,   however,   that  Borrower  shall  not  admit  the
                  liability of Lender with respect thereto in any such litigation, compromise or settlement, and any such compromise or settlement shall include a full release of liability for Lender at no cost to it).

          (b) If Borrower receives any notice of (i) the happening of any event involving the use (other than of those substances normally used in the operation and maintenance of a refrigerated warehouse or customer products), spill, release, leak, seepage, discharge or cleanup of any Hazardous Substance on the Land or Plant, Equipment and Personal Property or in connection with Borrower's operations thereon or (ii) any complaint, order, citation or notice with regard to air emissions, water discharges, or any other environmental, health or safety matter affecting Borrower (an "Environmental Complaint") from any person or entity (including without limitation the United States Environmental Protection Agency (the "EPA")) and such event could reasonably be expected to have a material adverse effect on Borrower then Borrower shall immediately notify Lender orally and in writing of said notice.

          (c) If an Event of Default shall have occurred and be continuing, Lender shall have the right but not the obligation, and without limitation of Lender's rights under this Instrument, to enter onto any of the Premises or to take such other actions as it deems necessary or advisable to clean-up, remove, resolve or minimize the impact of, or otherwise deal with, any such Hazardous Material release or Environmental Complaint following receipt of any notice from any person or entity (including without limitation the EPA) asserting the existence of any Hazardous Material or an Environmental Complaint pertaining to such of the Premises or any part thereof which, if true, could result in an order, suit or other action against Borrower and/or which, in the reasonable opinion of Lender, could have a material adverse effect on Borrower and jeopardize its security under this Instrument. All reasonable, actual costs and expenses incurred by Lender in the exercise of any such rights shall be secured by this Instrument and shall be payable by Borrower upon demand, except to the extent arising out of Lender's gross negligence or willful misconduct or, with respect to each Tract, any action taken by Lender after Lender has assumed the ownership or operation of such Tract, which action is not reasonably necessary to correct a pre-existing violation of an Environmental Law.

          (d)     The   provisions  of  this  Section  3.16  shall  survive  any
                  foreclosure or other enforcement hereof.

                                   ARTICLE IV.

                              DEFAULT AND REMEDIES

          4.1. Events of Default. The terms "Default", "Event of Default", or "Events of Default", wherever used in this Instrument, shall mean any event defined as such in the Credit Agreement.

          4.2. Acceleration of Maturity. If an Event of Default shall have occurred and be continuing and shall not have been expressly waived in writing by Lender, then the Combined Obligations secured hereby shall, by written notice at the option of Lender, immediately become due and payable without further notice or demand, time being of the essence of this Instrument and the rate of interest with respect thereto shall be the "Default Rate" (as defined in the Credit Agreement); and no omission on the part of Lender to exercise such option when entitled to do so shall be construed as a waiver of such right.

          4.3. Lender's Right to Enter and Take Possession, Operate and Apply Revenues.

                  4.3.1. If an Event of Default shall have occurred and be continuing and shall not have been expressly waived in writing by Lender, then Borrower, upon demand of Lender, shall forthwith surrender to Lender the actual possession of the Premises and if, and to the extent, permitted by law, Lender itself, or by such officers or agents as it may appoint, may enter and take possession of all the Premises without the appointment of a receiver, or an application therefor, and may exclude Borrower and its agents and employees wholly therefrom, and may have joint access with Borrower to the books, papers and accounts of Borrower. Borrower waives the posting of any bond in the event Lender elects to take possession.

                  4.3.2. If Borrower shall for any reason fail to surrender or deliver the Premises or any part thereof after such demand by Lender, Lender may obtain a judgment or decree conferring upon Lender the right to immediate possession or requiring Borrower to deliver immediate possession of the Premises to Lender, to the entry of which judgment or decree Borrower hereby specifically consents. Borrower will pay to Lender, upon demand, all reasonable actual expenses of obtaining such judgment or decree, including reasonable actual compensation to Lender, its attorneys and agents; and all such expenses and compensation shall, until paid, be secured by the lien of this Instrument.

                  4.3.3. Upon every such entering upon or taking of possession, Lender may hold, store, use, operate, manage and control the Premises and conduct the business thereof, and, from time to time (i) make all necessary and proper
                                    maintenance,        repairs,       renewals,
                                    replacements,   additions,  betterments  and
                                    improvements   thereto   and   thereon   and
                                    purchase  or  otherwise  acquire  additional
                                    fixtures,  personalty  and  other  property;
                                    (ii)  insure or keep the  Premises  insured;
                                    (iii)  manage and operate the  Premises  and
                                    exercise   all  the  rights  and  powers  of
                                    Borrower  to the  same  extent  as  Borrower
                                    could  in its  own  name or  otherwise  with
                                    respect to the same; and (iv) enter into any
                                    and  all  agreements  with  respect  to  the
                                    exercise  by  others  of any  of the  powers
                                    herein  granted  Lender,  all as Lender from
                                    time to time may determine to be in its best
                                    interest. Lender may collect and receive all
                                    the rents, issues, profits and revenues from
                                    the  Premises,  including  those past due as
                                    well  as  those  accruing  thereafter,  and,
                                    after  deducting (aa) all reasonable  actual
                                    expenses of taking,  holding,  managing  and
                                    operating the Premises (including reasonable
                                    actual  compensation for the services of all
                                    persons  employed for such  purposes);  (bb)
                                    the cost of all such  maintenance,  repairs,
                                    renewals,      replacements,      additions,
                                    betterments,   improvements,  purchases  and
                                    acquisitions;   (cc)   the   cost   of  such
                                    insurance;  (dd) such taxes, assessments and
                                    other  similar  charges as Lender may at its
                                    option pay;  (ee) other proper  charges upon
                                    the Premises or any part  thereof;  and (ff)
                                    the reasonable actual compensation, expenses
                                    and   disbursements  of  the  attorneys  and
                                    agents of Lender, Lender shall apply the remainder of the moneys and proceeds so received by Lender, first to the payment of accrued interest; second, to the payment and satisfaction of the Combined Obligations currently due (whether by acceleration or otherwise); and third, to the Borrower.

                  4.3.4. Whenever all that is currently due (whether by acceleration or otherwise) upon such Combined Obligations and under any of the terms, covenants, conditions and agreements of this Instrument, shall have been paid and all Events of Default shall have been cured, Lender shall surrender possession of the Premises to Borrower, its successors or assigns. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur.

          4.4. Performance by Lender of Defaults by Borrower. If Borrower shall default in the payment, performance or observance of any term, covenant or condition of this Instrument, upon notice to Borrower and after the expiration of any applicable grace or cure period, Lender may, at its option, pay, perform or observe the same, and all payments made or costs or expenses incurred by Lender in connection therewith, shall be secured hereby and shall be, without demand, immediately repaid by Borrower to Lender with interest thereon at a rate per annum equal to the "Default Rate" (as defined in the Credit Agreement) calculated on the basis of the actual number of days elapsed over a 360 day year. Lender shall be the sole judge of the necessity for any such actions and of the amounts to be paid. Subject to the rights of tenants and other parties under operating agreements, Lender is hereby empowered to enter and to authorize others to enter upon the Premises or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Borrower or any person in possession holding under Borrower except for gross negligence or willful misconduct.

          4.5. Receiver. If an Event of Default shall have occurred and be continuing and shall not have been expressly waived by Lender, then Lender, upon application to a court of competent jurisdiction, shall be entitled (except as to the South Carolina Premises), to the fullest extent permitted by law, as a matter of strict right without notice and without regard to the occupancy or value of any security for the Combined Obligations secured hereby or the adequacy or inadequacy of such security and without the requirement of any bond or the solvency of any party bound for its payment and satisfaction, (but, with respect to the Arkansas Premises, subject to Title 16, Chapter 17 of the Arkansas Statutes Annotated) to the appointment of a receiver to take possession of and to operate the Premises and to collect and apply the rents, issues, profits and revenues thereof. Notwithstanding the right of Lender to the appointment of a receiver hereunder without notice to Borrower, Lender agrees, with respect to the Premises other than the South Carolina Premises, to use reasonable efforts to give Borrower notice of such appointment. As to the South Carolina Premises, Lender may apply to a court of competent jurisdiction pursuant to S.C. Code Ann. 15-65-10, et seq., as amended from time to time, for the appointment of a receiver to take possession of and to operate the South Carolina Premises and to collect and apply the rents, issues, profits and revenues thereof. As to the South Carolina Tract, Lender agrees to notify Borrower of its application for the appointment of a receiver at least four (4) days prior to such appointment, unless the court to which application is made prescribes a shorter time. The receiver shall have all of the rights and powers permitted under the laws of the state wherein the Land is situated. Borrower will pay to Lender upon demand all expenses, including receiver's fees, reasonable actual attorney's fees, costs and agent's compensation, incurred pursuant to the provisions of this Section 4.5, and all such reasonable actual expenses shall be secured by this Instrument.

          4.6. Enforcement. If an Event of Default shall have occurred and shall be continuing and shall not have been expressly waived by Lender, concerning enforcement by judicial foreclosure or exercise of private power of sale, Lender shall have the following options:

                  4.6.1. With respect to the Alabama Premises, this subsection shall apply. Lender, its agents or its attorneys, at its option, may sell the Alabama Premises or any part of the Alabama Premises before the entrance of the courthouse in the counties where the Alabama Premises is located, at public outcry for cash or credit, after first giving notice of the time, place and terms of said sale by publication once a week for three (3) successive weeks prior to said sale in the newspaper customarily used for such notices published in said county and state in which the Alabama Premises is located; and upon receipt of the purchase money, Lender, its agents or its attorneys, or any person conducting said sale for it, is authorized to execute to the purchaser at said sale a deed to the property so purchased in the name of Borrower, and such purchaser shall not be held to inquire as to the application of the proceeds of such sale. At said foreclosure sale, the Alabama Premises may be offered for sale and sold as a whole or in part as Lender may elect. The presence of any portion of the property constituting the Alabama Premises at the place of sale is expressly waived.

                  4.6.2. With respect to the Arkansas Premises, this subsection shall apply. Lender may, with or without entry, sell the Arkansas Premises, or any part thereof, at public to the highest bidder for cash at the front door of the County Courthouse in the county or counties in which the Arkansas Premises is located, Public Notice of the time and place of said sale having been given for twenty
                                    (20) days by advertising in some newspaper published in said county or counties by at least three (3) insertions, or by notices posted in five (5) public places in said county or counties, at which sale the Lender may bid and purchase as any third person might do. Borrower hereby authorizes lender to convey the Arkansas Premises to anyone purchasing at said sale and to convey an absolute title thereto, and the recitals of such instrument of conveyance shall be taken as prima facie true. Lender may exercise such other or additional remedies as may be available at law or in equity, including without limitation judicial foreclosure.

                  4.6.3. With respect to the California Premises, this subsection shall apply. If an Event of Default shall have occurred and be continuing, Lender, in addition to any other remedy of process available to Lender, may declare all sums secured by this Instrument immediately due and payable and by delivering to Trustee a written declaration of default and causing to be filed for record a written notice of default and election to sell and shall deposit with Trustee copies of this Instrument and the Combined Documents. After the lapse of such time as may be required by law following the filing for record of such Notice of Default, and after giving all such notices as may be required by law, Trustee, without demand on Borrower, may sell the California Premises, either as a whole or in separate parcels and in such order as it may determine, by public auction to the highest bidder for cash in lawful money of the United States, payable at the time of sale or for the equivalent of cash, as so determined by Trustee in its sole discretion. If the Combined Obligations are additionally secured by real property in California which is not subject to this Instrument, Trustee may sell any property so given as security therefor, which it is authorized to sell either in whole or in separate parcels and in such order as it may determine. Trustee may postpone sale of all or any portion of the California Premises by public announcement at the time and place fixed for such sale and from time to time thereafter may postpone such sale by public announcement at a time fixed by the preceding postponement. Any person may bid at such sale. Following such sale, Trustee shall execute and deliver to the purchaser its deed, without covenant or warranty, express or implied. The Trustee's deed shall recite the facts showing that the sale was conducted in compliance with all the requirements of law and this Instrument, which recital shall be conclusive evidence thereto in favor of bona fide purchasers and encumbrances for value. Borrower hereby constitutes and appoints Trustee the agent and attorney-in-fact of Borrower to make such sale and conveyance, and thereby to divest Borrower of all right, title or equity that Borrower may have in and to the California Premises and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in fact that are recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon Borrower. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided hereby or by law for collection of the
                                    Combined   Obligations   and  shall  not  be
                                    exhausted by one exercise thereof but may be exercised until full payment of the Combined Obligations.

                  4.6.4. With respect to the Georgia Premises, this subsection shall apply. Lender, at its option, may sell the Georgia Premises or any part of the Georgia Premises at public sale or sales before the door of the courthouse of the county or counties in which the Georgia Premises or any part of the Georgia Premises is situated, to the highest bidder for cash, in order to pay the Combined Obligations secured hereby and accrued interest thereon and insurance premiums, liens, assessments, taxes and charges, including utility charges, if any, with accrued interest thereon, and all expenses of the sale and of all proceedings in connection therewith, including reasonable actual attorney's fees, if incurred, after advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which Sheriff's sales are advertised in said county or counties. At any such public sale, Lender may execute and deliver to the purchaser a conveyance of the Georgia Premises or any part of the Georgia Premises in fee simple or to the full extent of any leasehold estate, as the case may be, with full warranties of title and to this end, Borrower hereby constitutes and appoints Lender the agent and attorney-in-fact of Borrower to make such sale and conveyance, and thereby to divest Borrower of all right, title or equity that Borrower may have in and to the Georgia Premises and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed and any recitals in said conveyances as to facts essential to a valid sale shall be binding upon Borrower.

                  4.6.5. With respect to the Indiana Premises, this subsection shall apply. [TO BE PROVIDED BY INDIANA LOCAL COUNSEL]

                  4.6.6. With respect to the Kansas Premises, this subsection shall apply. [TO BE PROVIDED BY KANSAS LOCAL COUNSEL]

                  4.6.7. With respect to the Missouri Premises, this subsection shall apply. Trustee, or, in the case of his death or disability, or his neglect or refusal to act, then a successor appointed by the Lender, may, at the option and request of the Lender, proceed to sell the Missouri Premises, or any part thereof, at public venue or out-cry, at the front door of the Court House in the City of Marshall, County of Saline, State of Missouri, to the highest bidder, for cash, after first giving the notice required by the laws of Missouri in respect to exercising power of sale under mortgages and deeds of trust then in effect, and upon such sale shall execute a Trustee's deed or deed in fee simple of the property sold, to purchaser or purchasers  thereof,  and shall
                                    receive the proceeds  thereof,  out of which
                                    the  Trustee  shall pay first,  the cost and
                                    expense of executing  this trust,  including
                                    lawful  compensation  of  the  Trustee;  and
                                    next,  shall  repay to any person or persons
                                    who  may  or  shall,   under  the  covenants
                                    hereinabove set forth, have advanced or paid
                                    any  money  for  taxes,   mechanics'  liens,
                                    insurance  or  other  obligations,  as above
                                    provided,   all  sums  so  by  said  persons
                                    advanced  and not already  repaid,  together
                                    with   interest   thereon  at  the  rate  of
                                    interest  per annum set forth in the  Credit
                                    Agreement,  from the  date of such  advance,
                                    until the date of payment; and, next in full
                                    payment of all Combined  Obligations secured
                                    hereby,  together with the interest  accrued
                                    thereon,  and next the  amount due on junior
                                    encumbrances,  and the balance to  Borrower.
                                    Any  statement  or  recital  of fact in such
                                    deed, in relation to the  non-payment of the
                                    Combined  Obligations,  the existence of the
                                    Combined     Obligations,      notice     of
                                    advertisement,  sale  and  receipt  of money
                                    shall be  presumptive  evidence of the truth
                                    of such statements or recital.  Each time it
                                    shall   become   necessary   to   insert  an
                                    advertisement  for  foreclosure and the sale
                                    is  not  had,  then  the  Trustee  shall  be
                                    entitled  to  receive  the sum of $25.00 for
                                    services  and the amount of all  advertising
                                    charges  from  Borrower.  The  power of sale
                                    hereunder  shall not be  exhausted by one or
                                    more such sales (or  attempts to sell) as to
                                    all or any portion of the Missouri  Premises
                                    remaining   unsold,   but   shall   continue
                                    unimpaired   until   all  of  the   Missouri
                                    Premises shall have been sold or until the Combined Obligations shall have been paid in full.

                  4.6.8. With respect to the New York Premises, this subsection shall apply. Lender, with or without entry, personally or by its agents or attorneys, insofar as applicable, may:

                                    (a)     sell  the New York  Premises  to the
                                            extent permitted and pursuant to the
                                            procedures  provided by law, and all
                                            estate,  right,  title and interest,
                                            claim and demand  therein  and right
                                            of  redemption  thereof,  at  one or
                                            more   sales  as  an  entity  or  in
                                            parcels,  and at such time and place
                                            and upon such  terms and after  such
                                            notice thereof as may be required or
                                            permitted by law; or

                                    (b)     institute proceedings for the
                                            complete or partial foreclosure of
                                            this Instrument, or

                                    (c)     take  such  steps  to  protect   and
                                            enforce   its   rights   whether  by
                                            action, suit or proceeding in equity
                                            or   at   law   for   the   specific
                                            performance    of   any    covenant,
                                            condition   or   agreement  in  this
                                            Instrument     or    the    Combined
                                            Obligations    or   in   any   other
                                            agreement  relating  thereto,  or in
                                            aid of the  execution  of any  power
                                            herein    granted,    or   for   any
                                            foreclosure  hereunder,  or for  the
                                            enforcement of any other appropriate
                                            legal   or   equitable   remedy   or
                                            otherwise as Lender shall elect.

                                    Lender   (or  any   officer   of  any  court
                                    empowered to do so) may adjourn from time to
                                    time any  sale by it to be made  under or by
                                    virtue of this Instrument by announcement at
                                    the time and place  appointed  for such sale
                                    or for such  adjourned  sale or  sales;  and
                                    except   as   otherwise   provided   by  any
                                    applicable provision of law, Lender, without
                                    further notice or publication, may make such
                                    sale at the time and place to which the same
                                    shall be so adjourned.  Upon the  completion
                                    of any sale or sales made by Lender under or
                                    by virtue of this Instrument,  Lender, or an
                                    officer  of any  court  empowered  to do so,
                                    shall  execute and  deliver to the  accepted
                                    purchaser   or   purchasers,   a  good   and
                                    sufficient instrument or good and sufficient
                                    instruments,    conveying,   assigning   and
                                    transferring  all estate,  right,  title and
                                    interest  in and to the  New  York  Premises
                                    sold. Lender hereby is irrevocably appointed
                                    the true and lawful attorney of Borrower, in
                                    its name and  stead,  to make all  necessary
                                    conveyances,   assignments,   transfers  and
                                    deliveries  of the New York  Premises or any
                                    portion  thereof and rights so sold, and for
                                    that   purpose   Lender  may   execute   all
                                    necessary    instruments    of   conveyance,
                                    assignment and transfer,  and may substitute
                                    one  or  more   persons   with  like  power,
                                    Borrower hereby ratifying and confirming all
                                    that its said attorney or such substitute or
                                    substitutes  shall  lawfully  do  by  virtue
                                    hereof.   Nevertheless,   Borrower,   if  so
                                    requested   by  Lender,   shall  ratify  and
                                    confirm any such sale or sales by  executing
                                    and   delivering   to   Lender  or  to  such
                                    purchaser or purchasers all such instruments
                                    as may be  advisable,  in  the  judgment  of
                                    Lender,  for  the  purpose,  and  as  may be
                                    designated in such request. Any such sale or
                                    sales  made  under  or  by  virtue  of  this
                                    Instrument,  whether made under the power of
                                    sale herein  granted,  under or by virtue of
                                    judicial  proceedings  or of a  judgment  or
                                    decree  of  foreclosure   and  sale,   shall
                                    operate to divest all estate,  right, title,
                                    interest,   claim  and  demand   whatsoever,
                                    whether at law or in equity,  of Borrower in
                                    and to the  properties  and  rights so sold,
                                    and shall be a perpetual bar both at law and
                                    in equity  against  Borrower and against any
                                    and all  persons  claiming  or who may claim
                                    the same, or any part thereof, from, through
                                    or under Borrower.  In the event of any sale
                                    made  under or by virtue of this  Instrument
                                    (whether made under the power of sale herein
                                    granted  or under or by virtue  of  judicial
                                    proceedings  or of a  judgment  or decree of
                                    foreclosure and sale),  the entire principal
                                    of,   and    interest   on,   the   Combined
                                    Obligations,   if  not  previously  due  and
                                    payable, and all other sums required to be paid by Borrower pursuant to this Instrument immediately thereupon shall, anything in the Combined Documents or this Instrument to the contrary notwithstanding, at the option of Lender become due and payable. In the case of any foreclosure sale of the New York Premises pursuant to this Instrument, the New York Premises or so much of said New York Premises as then may be affected by this Instrument may be sold as one parcel.

                   4.6.9. With respect to the North Carolina Premises, this subsection shall apply. Should Lender elect to foreclose by exercise of the power of sale herein contained, Lender shall
                                    notify   Trustee  and  shall   deposit  with
                                    Trustee copies of this Instrument,  the Note
                                    and   such    receipts    and   evident   of
                                    expenditures made and secured hereby as Trustee may require.

                                    Upon  application  of  Lender,  it  shall be
                                    lawful  for and the  duty  of  Trustee,  and
                                    Trustee  hereby is authorized  and empowered
                                    to  expose  to sale  and to sell  the  North
                                    Carolina  Premises  (either as a whole or in
                                    separate  parcels  and in such  order as the
                                    Trustee shall  determine) at public  auction
                                    for cash,  after having first  complied with
                                    all   applicable   requirements   of   North
                                    Carolina law with respect to the exercise of
                                    powers of sale  contained  in deeds of trust
                                    and upon such  sale.  Trustee  shall  convey
                                    title to the purchaser in fee simple.  After
                                    retaining  from the  proceeds  of such  sale
                                    just compensation for Trustee's services and
                                    all expenses incurred by Trustee, including,
                                    without limitation,  a Trustee's  commission
                                    not  exceeding  five  percent of the bid and
                                    reasonable  actual attorney's fees for legal
                                    services actually  performed,  Trustee shall
                                    apply the residue of the  proceeds  first to
                                    the  payment of all sums  expended by Lender
                                    under the terms of this Instrument;  second,
                                    to the payment of the  Combined  Obligations
                                    and interest thereof secured hereby; and the
                                    balance,  if any, shall be paid to Borrower.
                                    Borrower  agrees  that in the  event of sale
                                    hereunder,  Lender  shall  have the right to
                                    bid.  Trustee  may  require  the  successful
                                    bidder  at any sale to  deposit  immediately
                                    with Trustee  cash or certified  check in an
                                    amount  not to exceed ten  percent  (10%) of
                                    the bid, provided notice of such requirement
                                    is  contained  in the  advertisement  of the
                                    sale. The bid may be rejected if the deposit
                                    is not  immediately  made and  thereupon the
                                    next  highest  bidder may be  declared to be
                                    the   purchaser.   Such  deposit   shall  be
                                    refunded in case a resale is had; otherwise,
                                    it shall be applied to the  purchase  price.
                                    If  the  Plant,   Equipment   and   Personal
                                    Property is sold hereunder, it need not be at the place of sale; the published notice, however, shall state the time and place where such Plant, Equipment and Personal Property may be inspected prior to sale. If a foreclosure proceeding is commenced by the Trustee but not completed, the Trustee's fee will be 2% of the fair market value of the North Carolina Premises involved in such foreclosure if the termination occurs prior to the first public auction sale and not more than 3% of the fair market value of the North Carolina Premises involved in such foreclosure if the termination occurs after the first public auction sale.

                   4.6.10. With respect to the Oklahoma Premises, this subsection shall apply. Lender may, individually, or by its authorized agent, attorney or representative, with or without further notice, as Lender may elect, in addition to and not by way of any exclusion, waiver, election or limitation of any other of Lender's remedies at law or in equity:

                                    (a)     Make any  payments or take any other
                                            actions  Lender  deems  necessary or
                                            desirable   to  cure  the  Event  of
                                            Default  or  conserve  the  Oklahoma
                                            Premises  as set  forth  in  Section
                                            4.4;

                                    (b)     Enter  upon and take  possession  of
                                            the Oklahoma  Premises,  in whole or
                                            in part,  as set  forth  in  Section
                                            4.3; or

                                    (c)     Proceed to foreclose this Instrument
                                            through judicial proceedings, and in
                                            the event of  judicial  foreclosure,
                                            the court  shall  direct the sale of
                                            the Oklahoma Premises,  exclusive of
                                            all personal property, to be with or
                                            without appraisement,  as Lender may
                                            elect  at  the  time   judgment   is
                                            finally rendered; or, alternatively,
                                            pursuant to the power of sale herein
                                            granted Lender,  Lender may sell the
                                            Oklahoma  Premises  (with or without
                                            the  personal  property)  upon  such
                                            terms,  conditions,  and in as  many
                                            parcels,  as the  person  conducting
                                            the   sale   may,    in   his   sole
                                            discretion,  elect;  the proceeds of
                                            any judicial or non-judicial sale of
                                            the  Oklahoma   Premises   shall  be
                                            applied:  first,  to the  payment of
                                            actual  expenses  of the sale and/or
                                            action,  court  costs,  inclusive of
                                            Lender's reasonable actual attorneys
                                            fees,    for    upkeep,    security,
                                            insurance, utilities and maintenance
                                            of  the  Oklahoma  Premises  pending
                                            sale or the action,  and abstracting
                                            expense;  second,  to the payment of
                                            the Combined Obligations, and third,
                                            the balance thereafter remaining, if
                                            any, to abide the  further  order of
                                            the court or to Borrower or order.

                   4.6.11. With respect to the Pennsylvania Premises, this subsection shall apply. [TO
                                    BE PROVIDED BY PENNSYLVANIA LOCAL COUNSEL]

                  4.6.12. With respect to the South Carolina Premises, this subsection shall apply. Lender, at its option, may (a) commence proceedings to collect sums due hereunder, foreclose this Instrument and sell the real property portion of the South Carolina Premises: At the foreclosure, Lender shall be entitled to bid and to purchase the real property portion of the South Carolina Premises and shall be entitled to apply the Combined Obligations, or any portion thereof, in payment for the real property portion of the South Carolina Premises; (b) collect and receive all the rents, issues, profits and revenues from the South Carolina Premises, including those past due as well as those accruing thereafter; (c) with respect to the personalty that is located on the South Carolina Premises, exercise all rights, remedies and powers available to secured parties under the Uniform Commercial Code in force in the State of South Carolina; and
                                    (d)  exercise  any other  rights or remedies
                                    provided in this  Instrument  or by law, all
                                    of  which   rights  and   remedies   may  be
                                    exercised    by    Lender     independently,
                                    simultaneously or consecutively in any order
                                    without  being  deemed  to have  waived  any
                                    right  or  remedy   previously  or  not  yet
                                    exercised.

                                    Borrower   agrees  that  legal   process  in
                                    connection with the foreclosure of the debt secured hereby may be made by written notice to Lender pursuant to Section 5.5. Such process shall be deemed to be personally served on Borrower as of the date of actual receipt thereof or the date of the first attempted delivery thereof by the U.S. Mail. Such method of service of process shall be in addition to all other methods permitted by law.

                  4.6.13. With respect to the Tennessee Premises, this subsection shall apply. Trustee, or, in the case of his death or disability, or neglect or refusal to act, then a successor appointed by the Lender, may, at the option and request of Lender, enter and take possession of the Tennessee Premises and, before or after such entry, may advertise the sale of the Tennessee Premises for twenty-one (21) days by three (3) weekly notices in any newspaper published in Shelby County, Tennessee regularly containing Sheriff's notices or other legal notices, and sell the Tennessee Premises for cash to the highest bidder, free from equity of
                                    redemption,    any   right   of    statutory
                                    redemption as provided  under any applicable
                                    Tennessee  statute including under T.C.A.ss.
                                    66-8-101,  homestead,  dower, elective share
                                    and all other  exemptions,  all of which are
                                    hereby  expressly  waived by  Borrower,  and
                                    Trustee  shall  execute a conveyance  to the
                                    purchaser   in  fee   simple,   and  deliver
                                    possession  to  the   purchaser   which  the
                                    Borrower covenants shall be given without obstruction, hindrance or delay. Lender may become the purchaser at any sale under this conveyance. The proceeds of any sale shall be applied as follows: first, to the payment of the expenses of making, maintaining, and executing this trust, the protection of the

                                    Tennessee Premises, including the expense of
                                    any  litigation or  attorneys'  fees and the
                                    usual commissions to the Trustee; second, to
                                    the  payment  of the  Combined  Obligations,
                                    without  preference  or priority of any part
                                    over any other part, and third, should there
                                    by any  surplus,  the Trustee will pay it to
                                    the  Borrower or order.  In the event of the
                                    death,  refusal,  or of  inability  for  any
                                    cause  on  the  part  of the  Trustee  named
                                    herein or of the successor trustees,  to act
                                    at any time under the  foregoing  powers and
                                    trusts, or for any other reason satisfactory
                                    to Lender,  Lender is  authorized  either in
                                    its  own  name or  through  an  attorney  or
                                    attorneys in fact appointed for that purpose
                                    by written  instrument duly  registered,  to
                                    name and appoint a successor  or  successors
                                    to execute this trust,  such  appointment to
                                    be evidenced by writing,  duly acknowledged;
                                    and  when  such  writing   shall  have  been
                                    registered,  the  substituted  trustee shall
                                    thereupon  be vested  with all the right and
                                    title,  clothed  with  all the  power of the
                                    Trustee  named herein and such like power of
                                    substitution  shall  continue so long as any
                                    part  of the  debt  secured  hereby  remains
                                    unpaid.  The  sale may be  adjourned  by the
                                    Trustee  at the Court  House on the date the
                                    sale is originally set and may be reset at a
                                    later  date  by  republication.  Upon a sale
                                    under  this  Instrument  or  pursuant  to an
                                    order   in  a   judicial   proceeding,   the
                                    Tennessee  Premises  or any part may be sold
                                    in one parcel,  and one or more exercises of
                                    the   powers   herein   granted   shall  not
                                    extinguish   the  power  unless  the  entire
                                    premises    are   sold   or   the   Combined
                                    Obligations are paid in full.

                  4.6.14. With respect to the Virginia Premises, this subsection shall apply. Trustee may take possession of the Virginia Premises, and proceed to sell the same at auction at the Virginia Premises or at such other place in the city or county in which the Virginia Premises or the greater part thereof lies, or in the corporate limits of any city surrounded by or contiguous to such county, or in the case of annexed land in the county of which the Virginia Premises was formerly a part, as Trustee may select upon such terms and conditions as Trustee may deem best, after first advertising the time, place  and  terms of sale in at least  three
                                    (3)  consecutive  issues,  in advance of the
                                    date of such  sale,  of a  newspaper  having
                                    general circulation in the county or city in
                                    which the Virginia  Premises or some portion
                                    thereof is located. The power of sale herein
                                    granted may be exercised at different  times
                                    as to  different  portions  of the  Virginia
                                    Premises,   and  if  for  any   reason   any
                                    executory  contract  of  sale  shall  not be
                                    performed,  then new  contracts  may be made
                                    with  respect  to the  same  portion  of the
                                    Virginia  Premises  (with or  without  other
                                    portions).  If Trustee deems it best for any
                                    reason to postpone  or continue  the sale at
                                    any time or from  time to time,  they may do
                                    so, in which event Trustee  shall  advertise
                                    the postponed sale in the same manner as the
                                    original  advertisement of sale provided for
                                    hereinabove.  Full  power and  authority  is
                                    hereby expressly  granted and conferred upon
                                    Trustee to make,  execute  and  deliver  all
                                    necessary   deeds  of  conveyance   for  the
                                    purpose  of  vesting  in  the  purchaser  or
                                    purchasers  complete  and  entire  legal and
                                    equitable title to the Virginia Premises, or
                                    the portion  thereof sold,  and the recitals
                                    therein  shall be  received in all courts of
                                    law and equity as prima  facie  evidence  of
                                    the matters therein stated; and at such sale
                                    Lender  may  become  a  purchaser,   and  no
                                    purchaser shall be required to see to the proper application of the purchase money.

                  4.6.15. Lender may, in addition to and not in abrogation of the rights covered under this
                                    Section 4.6, either with or without entry or
                                    taking  possession  as  herein  provided  or
                                    otherwise, proceed by a suit or suits in law
                                    or in  equity  or by any  other  appropriate
                                    proceeding or remedy granted or conferred by
                                    applicable  statutes (i) to enforce  payment
                                    of   the   Combined   Obligations   or   the
                                    performance of any term, covenant, condition
                                    or agreement of this Instrument or any other
                                    right,  and (ii) to pursue any other  remedy
                                    available   to  it,  all  as  Lender   shall
                                    determine most effectual for such purposes.

          4.7. Purchase by Lender. Upon any foreclosure sale, either judicially or by private power of sale, Lender may bid for and purchase the Premises and shall be entitled to apply all or any part of the Combined Obligations as a credit to the purchase price.

          4.8. Application of Proceeds of Sale. Except as in hereinabove expressly set forth, in the event of a foreclosure sale of the Premises, either judicially or by private power of sale, the proceeds of said sale shall be applied, unless applicable statutes shall specify otherwise, first, to the expenses of such sale and of all proceedings in connection therewith and the reasonable actual expenses of foreclosing this Instrument, including reasonable actual attorney's and trustee's fees or commissions (based on the collateral foreclosed upon by such Trustee), then to payment of the Combined Obligations in such order as Lender shall elect, and finally the remainder, if any, shall be paid as required by law, or in the absence of any provision therefor in the law, shall be paid to the parties entitled thereto; provided, however that as to such remainder, Lender shall not be bound by any inheritance, devise, conveyance, assignment or lien of or upon Borrower's equity, without actual notice thereof prior to distribution.

          4.9. Borrower as Tenant Holding Over. In the event of any such foreclosure sale by Lender, Borrower shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over. With respect to the New York Tract, Borrower or any other party to the foreclosure action or anyone claiming through Borrower who shall remain on any portion thereof following a foreclosure sale shall not be deemed a tenant holding over but shall be subject to removal by writ of assistance or as otherwise permitted by law.

          4.10. Waiver of Appraisement, Valuation Stay, Extension and Redemption Laws. Borrower agrees to the full extent permitted by law, that in case of an Event of Default on the part of Borrower hereunder, neither Borrower nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption, redemption (except, as to redemption only, in New York and Oklahoma) or moratorium laws, statutory or otherwise now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Instrument, or the absolute sale of the Premises, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and Borrower, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprised in the security intended to be created hereby marshaled upon any foreclosure of the lien hereof, provided, however, that nothing herein shall constitute a waiver of Official Code of Georgia Annotated Section 4-14-161 or 45 O.S. 1981 ss. 18 or any other provision requiring a valuation of property sold at a foreclosure sale as a condition to the granting of a deficiency judgment. In addition, and without limiting the foregoing, Borrower hereby, to the full extent permitted by law, releases all right of appraisement hereunder and also releases unto Lender all rights of redemption under the laws of Arkansas, including particularly all rights or redemption under the Act of May 8, 1899.

          4.11. Leases. Lender, at its option, is authorized to foreclose this Instrument subject to the rights of any tenants of the Premises, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Borrower, a defense to any proceedings instituted by Lender to collect the Combined Obligations secured hereby.

          4.12. Discontinuance of Proceedings and Restoration of the Parties. In case Lender shall have proceeded to enforce any right, power or remedy under this Instrument by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, then and in every such case Borrower and Lender shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Lender shall continue as if no such proceeding had been taken.

          4.13. Remedies Cumulative. No right, power or remedy conferred upon or reserved to Lender by this Instrument is intended to be exclusive of any other right, power or remedy or exclusive of any other right, power or remedy conferred by statute, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.

          4.14.  Waiver.

                  4.14.1. No delay or omission of Lender to exercise any right, power or remedy accruing upon any default or Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such default, or acquiescence therein; and every right, power and remedy given by this Instrument to Lender may be exercised from time to time and as often as may be deemed expedient by Lender. No consent or waiver, expressed or implied, by Lender to or of any breach or default by Borrower in the performance of the obligations hereunder or any Event of Default shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of Borrower hereunder or any Event of Default. Failure on the part of Lender to complain of any act or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Lender of its rights hereunder or impair any rights, powers or remedies consequent on any breach or default by Borrower. Lender may, at any time, or from time to time, renew or extend this Instrument, or alter or modify the same in any way, or waive any of the terms, covenants or conditions hereof in whole or in part, and may release any portion of the Premises or any other security, and grant such extensions and indulgences in relation to the Combined Obligations as Lender may determine without the consent of any junior lienor or encumbrancer and without any obligation to give notice of any kind thereto and without in any manner affecting the priority of the lien hereof on any part of the Premises.

                  4.14.2.           If  Lender  (i)  grants  forbearance  or  an
                                    extension   of  time  for  the   payment  or
                                    satisfaction  of the  Combined  Obligations;
                                    (ii) takes other or additional  security for
                                    the  payment  of the  Combined  Obligations;
                                    (iii)  waives or does not exercise any right
                                    granted  herein  or in any  of the  Combined
                                    Obligations;  (iv)  releases any part of the
                                    Premises from the lien of this Instrument or
                                    otherwise   changes   any  of   the   terms,
                                    covenants,  conditions  or agreements of any
                                    of the Combined Obligations; (v) consents to
                                    the  filing  of  any  map,  plat  or  replat
                                    affecting the Premises; (vi) consents to the
                                    granting  of any  easement  or  other  right
                                    affecting  the  Premises;  or (vii) makes or
                                    consents to any agreement  subordinating the
                                    lien hereof,  any such act or omission shall
                                    not release,  discharge,  modify,  change or
                                    affect the original  liability  under any of
                                    the  Combined   Obligations   or  any  other
                                    obligation  of  Borrower  or any  subsequent
                                    purchaser   of  the  Premises  or  any  part
                                    thereof, or any maker, co-signer,  endorser,
                                    surety or guarantor;  nor shall any such act
                                    or omission  preclude Lender from exercising
                                    any right, power or privilege herein granted
                                    or  intended  to be  granted in the event of
                                    any default  then made or of any  subsequent
                                    default;  nor, except as otherwise expressly
                                    provided  in an  instrument  or  instruments
                                    executed  by Lender,  shall the lien of this
                                    Instrument be altered thereby.  In the event
                                    of the sale or transfer by  operation of law
                                    or  otherwise  of  all or  any  part  of the
                                    Premises,  Lender, without notice, is hereby
                                    authorized  and  empowered  to deal with any
                                    such vendee or transferee  with reference to
                                    the Premises or the Combined Obligations, or
                                    with   reference   to  any  of  the   terms,
                                    covenants,  conditions or agreements hereof,
                                    as fully and to the same  extent as it might
                                    deal with the  original  parties  hereto and
                                    without in any way releasing or  discharging
                                    any     liabilities,      obligations     or
                                    undertakings.

          4.15. Suits to Protect the Premises. Lender shall have power to institute and maintain such suits and proceedings as it may reasonably deem expedient to preserve or protect the perfection and/or priority of its lien against the Premises and in the rents, issues, profits and revenues arising therefrom.

          4.16. Lender May File Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Borrower, its creditors or its property, Lender, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Lender allowed in such proceedings for the entire amount due and payable by Borrower under this Instrument at the date of the institution of such proceedings and for any additional amount which may become due and payable by Borrower hereunder after such date.

          4.17. Multiple Sales. In any judicial proceedings to foreclose this Instrument or nonjudicial exercise of power of sale or any other private or public sale, the Premises, at the option of Lender, may be sold in whole or in part and in the event of such multiple sales, the Combined Obligations shall not be merged into any foreclosure sale or foreclosure judgment so long as there shall remain outstanding any amount secured by this Instrument. Such a foreclosure judgment in any state in which the Land is located shall not operate, in and of itself, as a release of the other property hereby secured or a waiver of Lender's right to elect any other remedy available to it hereunder.

                                   ARTICLE V.

                            MISCELLANEOUS PROVISIONS

          5.1. Successors and Assigns. This Instrument shall inure to the benefit of and be binding upon Borrower, Lender and Trustee or their respective heirs, executors, legal representatives, successors and assigns. Whenever a reference is made in this Instrument to Borrower, Lender or Trustee such reference shall be deemed to include a reference to the heirs, executors, legal representatives successors and assigns of Borrower, Lender or Trustee.

          5.2. Terminology. All personal pronouns used in this Instrument whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles and Articles are for convenience only and neither limit nor amplify the provisions of this Instrument itself, and all references herein to Articles, Sections or Subsections shall refer to the corresponding Articles, Sections or Subsections of this Instrument unless specific reference is made to such Articles, Sections or Subsections of another document or instrument.

          5.3. Severability. If any provision of this Instrument or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Instrument and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

          5.4. Applicable Law. (A) THIS INSTRUMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE OBLIGATIONS WERE CREATED AND SECURED IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS INSTRUMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO THE CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PREMISES (OR THE APPLICABLE PORTION THEREOF) ARE LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS INSTRUMENT AND THE NOTE, AND THIS INSTRUMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS INSTRUMENT MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE
BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING, BORROWER DOES HEREBY DESIGNATE AND APPOINT VORNADO REALTY TRUST, 80 PARK WEST, PLAZA II, SADDLE BROOK, NEW JERSEY 07663 AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

          5.5. Notices. All notices, requests and demands to or upon the respective parties hereto, and all responses thereto, shall be deemed to have been properly given or served when personally delivered or received after being deposited in the mail, certified mail, return receipt requested, postage prepaid, or delivered to a nationally recognized overnight courier service, with all delivery charges paid or provided for, addressed to the addresses set forth below. All notices, requests and demands, and all responses thereto, shall be effective upon receipt thereof. So long as Borrower or Lender has designated more than one address pursuant hereto, any notice, request or demand to such party, and any response thereto, shall be effective from the time of first delivery to the address of such party designated by it as its primary address. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent. By giving at least 30 days written notice hereof, Borrower or Lender shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the continental United States of America. For the purpose of this Agreement, the following addresses apply:

         Borrower:

                  Americold Corporation
                  ---------------------
                  Portland, Oregon
                  Attn:  Chief Executive Officer
                  (primary address)

         and

                  Vornado Realty Trust
                  80 Park West, Plaza II
                  Saddle Brook, New Jersey  07663
                  Attn:  President
         and

                  Vornado Realty Trust
                  80 Park West, Plaza II
                  Saddle Brook, New Jersey  07663
                  Attn:  Chief Financial Officer

         with a copy to:

                  Sullivan & Cromwell
                  125 Broad Street
                  New York, New York  10004
                  Attention:  Janet Geldzahler, Esq.

         Lender:

                  Goldman Sachs Mortgage Company
                  85 Broad Street
                  New York, New York  10004
                  Attention:  _______________
                  (primary address)

         with a copy to:

                  Willkie Farr & Gallagher
                  153 East 53rd Street
                  New York, New York  10022
                  Attention:  Eugene A. Pinover, Esq.

         Trustee:
         with respect to the California Premises:

                  ==========================
                  --------------------------

         with respect to the Missouri Premises:

                  ==========================
                  --------------------------

         with respect to the North Carolina Premises:

                  ==========================
                  --------------------------

         with respect to the Tennessee Premises:

                  ==========================
                  --------------------------

         with respect to the Virginia Premises:

                  ==========================
                  --------------------------

          5.6. Replacement of Documents. Upon receipt of evidence reasonably satisfactory to Borrower or Lender of the loss, theft, destruction or mutilation of any of the Combined Documents and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Borrower or Lender or, in the case of any such mutilation, upon surrender and cancellation of the appropriate document, the other party or parties will execute and deliver, in lieu thereof, a replacement document or instrument supplied by Borrower or Lender, identical in form and substance and dated as of the date of the document being replaced and upon such execution and delivery of such replacement document all references in this Instrument to the document being replaced shall be deemed to refer to such replacement document.

          5.7. Assignment. This Instrument is assignable by Lender under the conditions set forth in Section 10.27 of the Credit Agreement, and any assignment hereof by Lender shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Lender.

          5.8. Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Borrower under this Instrument, each of the other Combined Documents and any and all other instruments now or hereafter evidencing, securing or otherwise relating to the Combined Obligations.

          5.9. Counterparts. This Instrument may be executed in any number of counterparts, each of which is deemed to be an original document, all of which taken together shall constitute one and the same Instrument.

          5.10. No Obligation to Marshal Assets. Notice is hereby given that no holder of any mortgage, deed of trust, deed to secure debt, lien, security interest or other encumbrance affecting all or any portion of the Premises, which is inferior to the lien, security interest and security title of the Instrument shall have the right or privilege to require Lender to marshal assets.

          5.11. Consent of Lender. Lender, by its acceptance of this Instrument agrees to be bound by the terms and conditions of this Instrument.

          5.12.  Appointment of Successor Trustee.

                   5.12.1.          California Premises.

                  5.12.2. Missouri Premises. The Trustee with respect to the Missouri Premises may resign at any time by written instrument to that effect, delivered to Lender. By instrument properly recorded, acknowledged and filed in the Office of the Recorder of the Deeds for Saline County, Missouri, Lender may (for any reason satisfactory to Lender and whether or not the Trustee with respect to the Missouri Premises has resigned by an instrument placed of record or otherwise) appoint a successor trustee, who, from and after the filing of such appointment shall become vested with title to the Missouri Premises in trust and shall have all of the powers, authorities and duties vested in the Trustee by this Instrument. In the event any foreclosure advertisement is running or has run at the time of such appointment of a successor Trustee with respect to the Missouri Premises, the successor Trustee may consummate the advertised sale without the necessity of republishing such advertisement. The making of oath or the giving of bond by any successor Trustee with respect to the Missouri Premises expressly is waived.

                  5.12.3. North Carolina Premises. Lender shall at any time have the irrevocable right to remove Trustee with respect to the North Carolina Premises herein named without notice or cause and to appoint a successor thereto by an instrument in writing, duly acknowledged, in such form as to entitle such written instrument to be recorded in North Carolina, and in the event of the death or resignation of Trustee with respect to the North Carolina Premises named herein, Lender shall have the right to appoint a successor thereto by such written instrument, and any Trustee with respect to the North Carolina Premises so appointed shall be vested with the title to the North Carolina Premises and shall possess all the powers, duties and obligations herein conferred on Trustee with respect to the North Carolina Premises in the same manner and to the same extent as though such were named herein as Trustee with respect to the North Carolina Premises.

                  5.12.4. Tennessee Premises. Lender shall at any time have the irrevocable right to remove Trustee with respect to the Tennessee Premises herein named without notice or cause and to appoint a successor thereto by an instrument in writing, duly acknowledged, in such form as to entitle such written instrument to be recorded in Tennessee, and in the event of the death or resignation of Trustee with respect to the Tennessee Premises named herein, Lender shall have the right to appoint a successor thereto by such written instrument, and any Trustee with respect to the Tennessee Premises so appointed shall be vested with the title to the Tennessee Premises and shall possess all the powers, duties and obligations herein conferred on Trustee with respect to the Tennessee Premises in the same manner and to the same extent as though such were named herein as Trustee with respect to the Tennessee Premises.

                  5.12.5. Virginia Premises. Lender shall at any time have the irrevocable right to remove Trustee with respect to the Virginia Premises for any reason whatsoever and without notice and to appoint a successor thereto by an instrument in writing, duly acknowledged, in such form as to entitle such written instrument to be recorded in Virginia, and in the event of the death or resignation of Trustee with respect to the Virginia Premises named herein, Lender shall have the right to appoint a successor thereto by such written instrument, and any Trustee with respect to the Virginia Premises so appointed shall be vested with the title to the Virginia Premises and shall possess all the powers, duties and obligations herein conferred on Trustee with respect to the Virginia Premises in the same manner and to the same extent as though such were named herein as Trustee with respect to the Virginia Premises.

          5.13. Trustee's Powers. At any time, or from time to time, without liability therefor and without notice, upon written request of Lender and presentation of copies of this Instrument and the Note secured hereby for endorsement, and without affecting the personal liability of any person for payment of the Combined Obligations or the effect of this Instrument upon the remainder of said Premises, Trustee shall (i) reconvey any part of said Premises, (ii) consent in writing to the making of any map or plat thereof,
(iii) assist in granting any easement therein, or (iv) join in any extension agreement or any agreement subordinating the lien or charge hereof.

          5.14. Lender's Powers. Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Instrument upon any portion of the Premises not then or theretofore released as security for the full amount of all unpaid obligations, Lender may, from time to time and without notice (i) release any person so liable, (ii) extend the maturity or alter any of the terms of any such obligation, (iii) grant other indulgences, (iv) cause to be released or reconveyed at any time at Lender's option, any parcel, portion or all of the Premises, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto. The provisions of N.C. Gen. Stat. Section 45-45.1 or any similar statute hereafter enacted in North Carolina in replacement or in substitution thereof shall be inapplicable to this Instrument.

          5.15. Acceptance by Trustee. Trustee accepts this Trust when this Instrument, duly executed and acknowledged, is made of public record as provided by law.

          5.16. Residential Dwelling Units. This Instrument is not a mortgage of real property in New York principally improved or to be improved by one or more structures containing in the aggregate not more than six (6) residential dwelling units, each dwelling unit having its own separate cooking facility.

          5.17. No Liability or Obligation on Trustee or Lender. Nothing in this Instrument shall be construed to impose any obligation upon either Trustee or Lender to expend any money or to take any other discretionary act herein permitted, and neither Lender nor Trustee shall have any liability or obligation for any delay or failure to take any discretionary act in the absence of gross negligence or willful misconduct by them. Trustee shall not be required to see that this Instrument is recorded and shall not be liable for the default or misconduct of any agent or attorney appointed by them in pursuance hereof, or for anything whatsoever in connection with this trust, except gross negligence or willful misconduct. Trustee may act upon any instrument or paper believed by Trustee in good faith to be genuine and to be signed by the proper party or parties, and shall be fully protected for any action taken or suffered by Trustee in reliance thereon.

          Section 5.18. No Recourse to Members, Stockholders or Partners of Joint Venture. Notwithstanding anything to the contrary in this Instrument, Lender agrees that no general or limited partner, member or stockholder of Joint Venture (as such term is defined in the Credit Agreement), nor any of their partners, officers, employees or agents shall in such capacity have any liability (contractually or otherwise) in respect of the Loan (as such term is defined in the Credit Agreement)or any other obligations arising under the Combined Documents. Nothing in this Section 5.18 shall relieve the Borrower or any guarantor of any such liability.

          IN WITNESS WHEREOF, Borrower has executed this instrument as of the day and year first above written.

                                   "BORROWER"

                                    AMERICOLD CORPORATION, an Oregon


                                   By:_______________________



                                   Attest:___________________

                                   [CORPORATE SEAL]